                                                                  Exhibit 10.65


                                                                Loan No. 3212525




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                  MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND
                               SECURITY AGREEMENT



                           Dated as of March 1, 1999



                          BIRCH POND REALTY CORPORATION
             (doing business in the State of New Hampshire as BPRC)
                                   (Mortgagor)


                                       TO


                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                                   (Mortgagee)


                              LOCATION OF PROPERTY:

                              100 Birch Pond Drive
                      Tilton, Belknap County, New Hampshire




                              RECORD AND RETURN TO:

                                  Hebb & Gitlin
                           A Professional Corporation
                                One State Street
                               Hartford, CT 06103
                       Attention: John B. D'Agostino, Esq.







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                                                               Loan No. 3212525



                                TABLE OF CONTENTS



1.   PAYMENT OF INDEBTEDNESS AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS..4


2.   WARRANTY OF TITLE..................................................................4


3.   INSURANCE; CASUALTY................................................................5


4.   PAYMENT OF TAXES, ET..............................................................10


5.   ESCROW FUND.......................................................................11


6.   CONDEMNATION......................................................................12


7.   LEASES AND RENTS..................................................................13


8.   MAINTENANCE AND USE OF MORTGAGED PROPERTY.........................................15


9.   TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY.................................16


10.  ESTOPPEL CERTIFICATES.............................................................19


11.  NO COOPERATIVE OR CONDOMINIUM.....................................................20


12.  CHANGES IN THE LAWS REGARDING TAXATION............................................20


13.  NO CREDITS ON ACCOUNT OF THE INDEBTEDNESS.........................................20


14.  DOCUMENTARY STAMPS................................................................20


15.  RIGHT OF ENTRY....................................................................20


16.  BOOKS AND RECORDS.................................................................21


17.  PERFORMANCE OF OTHER AGREEMENTS...................................................21


18.  REPRESENTATIONS AND COVENANTS CONCERNING LOAN.....................................22


19.  SINGLE PURPOSE ENTITY/SEPARATENESS................................................23




                                        i

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

20.  EVENTS OF DEFAULT; REMEDIES.......................................................26

21.  ADDITIONAL REMEDIES...............................................................28


22.  RIGHT TO CURE DEFAULTS............................................................31


23.  LATE PAYMENT CHARGE...............................................................31


24.  PREPAYMENT........................................................................31


25.  PREPAYMENT AFTER EVENT OF DEFAULT.................................................31


26.  APPOINTMENT OF RECEIVER..........................................................32


27.  SECURITY AGREEMENT...............................................................32


28.  AUTHORITY........................................................................33


29.  ACTIONS AND PROCEEDINGS..........................................................33


30.  FURTHER ACTS, ETC................................................................33


31.  RECORDING OF MORTGAGE, ETC.......................................................34


32.  USURY LAWS.......................................................................34


33.  SOLE DISCRETION OF MORTGAGEE.....................................................35


34.  RECOVERY OF SUMS REQUIRED TO BE PAID.............................................35


35.  MARSHALLING AND OTHER MATTERS....................................................35


36.  WAIVER OF NOTICE.................................................................35


37.  REMEDIES OF MORTGAGOR............................................................35


38.  REPORTING REQUIREMENTS...........................................................35


39.  HAZARDOUS MATERIALS..............................................................36


40.  ASBESTOS.........................................................................38


41.  BANKRUPTCY OR INSOLVENCY.........................................................39

                                       ii

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                                                                Loan No. 3212525
42.  COMPLIANCE WITH ERISA AND STATE STATUTES ON GOVERNMENTAL PLANS...................39


43.  ASSIGNMENTS......................................................................41


44.  COOPERATION......................................................................41


45.  INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS............................41


46.  EXCULPATION......................................................................42


47.  NOTICES..........................................................................42


48.  NON-WAIVER.......................................................................43


49.  JOINT AND SEVERAL LIABILITY......................................................44


50.  SEVERABILITY.....................................................................44


51.  DUPLICATE ORIGINALS..............................................................44


52.  INDEMNITY AND MORTGAGEE'S COSTS..................................................44


53.  CERTAIN DEFINITIONS..............................................................44


54.  NO ORAL CHANGE...................................................................45


55.  NO FOREIGN PERSON................................................................45


56.  SEPARATE TAX LOT.................................................................45


57.  RIGHT TO RELEASE ANY PORTION OF THE MORTGAGED PROPERTY...........................45


58.  SUBROGATION......................................................................46


59.  ADMINISTRATIVE FEES..............................................................46


60.  DISCLOSURE.......................................................................46


61.  HEADINGS, E......................................................................46


62.  ADDRESS OF REAL PROPERTY.........................................................46


63.  WIRE TRANSFER....................................................................46


64.  PUBLICITY........................................................................46


65.  RELATIONSHIP.....................................................................46


66.  HOMESTEAD........................................................................46

                                       iii
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                                                               Loan No. 3212525


67. NO THIRD PARTY BENEFICIARIES......................................................47


68. ENTIRE AGREEMENT..................................................................47


69. SERVICER..........................................................................47


70. GOVERNING LAW; CONSENT TO JURISDICTION............................................47


71. YEAR 2000.........................................................................48


72. PARTIAL RELEASE...................................................................48


73. SPECIAL STATE PROVISIONS..........................................................50


                                       iv

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                                                               Loan No. 3212525



     THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "MORTGAGE"), made as of March 1, 1999, by BIRCH POND REALTY CORPORATION, a Delaware corporation (doing business in the State of New Hampshire as BPRC), having its principal place of business at 100 Birch Pond Drive, Tilton, New Hampshire 03289 ("MORTGAGOR"), to and for the benefit of JOHN HANCOCK REAL ESTATE FINANCE, INC. having its principal place of business at John Hancock Place, T-53, 200 Clarendon Street, Boston, Massachusetts 02116 ("MORTGAGEE").


                              W I T N E S S E T H:

     To secure the payment of an indebtedness in the principal sum of TWELVE MILLION AND 0/100 DOLLARS ($12,000,000.00), lawful money of the United States of America, to be paid with interest and all other sums and fees payable according to a certain mortgage note dated the date hereof made by Mortgagor to Mortgagee (the mortgage note, together with all extensions, renewals or modifications thereof, being hereinafter collectively called the "NOTE"; and the loan evidenced by the Note being hereinafter referred to as the "LOAN") and all indebtedness, obligations, liabilities and expenses due hereunder and under any other Loan Document (as hereinafter defined) (the indebtedness, interest, other sums, fees, obligations and all other sums due under the Note and/or hereunder and/or any other Loan Document being collectively called the "INDEBTEDNESS"), Mortgagor has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate unto Mortgagee with MORTGAGE COVENANTS and hereby grants unto Mortgagee a security interest in the following property and rights, whether now owned by Mortgagor or held or hereafter acquired by Mortgagor (collectively, the "MORTGAGED PROPERTY"):

                               GRANTING CLAUSE ONE

     All right, title and interest in and to the real property or properties described on EXHIBIT A hereto (collectively, the "LAND ").

                               GRANTING CLAUSE TWO

     All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien hereof (collectively, the "ADDITIONAL LAND").

                              GRANTING CLAUSE THREE

     Any and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or any part thereof (collectively, the "IMPROVEMENTS"; the Land, the Additional Land and the Improvements hereinafter collectively referred to as the "REAL PROPERTY").

                                                               Loan No. 3212525


                              GRANTING CLAUSE FOUR

     All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights, tax credits or benefits and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever in any way belonging, relating or pertaining to the Real Property or any part thereof and the reversion and reversions, remainder and remainders and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Mortgagor in, of and to the Real Property and every part and parcel thereof, with the appurtenances thereto.

                              GRANTING CLAUSE FIVE

     All machinery, equipment, fixtures and other property of every kind and nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Real Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all heating, ventilating, air conditioning, plumbing, lighting, communications and elevator machinery, equipment and fixtures (hereinafter collectively called the "EQUIPMENT") and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Mortgaged Property is located (the "UNIFORM COMMERCIAL CODE")) superior, inferior or PARI PASSU in lien to the lien of this Mortgage. In connection with Equipment which is leased to Mortgagor or which is subject to a lien or security interest which is superior to the lien of this Mortgage, this Mortgage shall also cover all right, title and interest of each Mortgagor in and to all deposits and the benefit of all payments now or hereafter made with respect to such Equipment. It is expressly agreed that the fixtures and personal property listed on EXHIBIT B attached hereto are owned by the tenant of Real Property, are not owned by Mortgagor and shall not be included in the Mortgaged Property.

                               GRANTING CLAUSE SIX

     All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Real Property.

                                       2

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                                                               Loan No. 3212525


                              GRANTING CLAUSE SEVEN

     All leases and subleases (including, without limitation, all guarantees thereof) and other agreements affecting the use, enjoyment and/or occupancy of the Real Property or any part thereof, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the "BANKRUPTCY CODE") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property), together with any extension or renewal of the same (the "LEASES") and all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Real Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) (the "RENTS") and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness.

                              GRANTING CLAUSE EIGHT

     All proceeds of and any unearned premiums on any insurance policies covering the Real Property or any part thereof including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Real Property or any part thereof.

                              GRANTING CLAUSE NINE

     All tax refunds, including interest thereon, tax credits and tax abatements and the right to receive or benefit from the same, which may be payable or available with respect to the Real Property.

                               GRANTING CLAUSE TEN

     The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or proceeding to protect the interest of Mortgagee in the Real Property or any part thereof.

                             GRANTING CLAUSE ELEVEN

     All accounts receivable, utility or other deposits, intangibles, contract rights, interests, estate or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Real Property or any part thereof.

                                        3

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                                                               Loan No. 3212525

                             GRANTING CLAUSE TWELVE


     All rights which Mortgagor now has or may hereafter acquire to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys' fees and disbursements) relating to the Real Property or any part thereof.

                            GRANTING CLAUSE THIRTEEN

     All plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts, and other agreements, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.

                            GRANTING CLAUSE FOURTEEN

     Any and all proceeds and products of any of the foregoing any and all other security and collateral of any nature whatsoever, now or hereafter given to secure the repayment of the Indebtedness and/or the performance of Mortgagor's obligations to Mortgagee, including, without limitation, any escrow or reserve fund held by Mortgagee.

     TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee and the successors and assigns of Mortgagee forever.

     This mortgage is upon the STATUTORY CONDITION and upon the other terms and conditions of the Note and other Loan Documents, and upon the further condition that in the event of any breach thereof or upon the occurrence of any Event of Default (as hereinafter defined), Mortgagee shall have the STATUTORY POWER OF SALE.

     PROVIDED, HOWEVER, these presents are upon the express condition, if Mortgagor shall well and truly pay to Mortgagee the Indebtedness at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

                           PART I - GENERAL PROVISIONS

     AND Mortgagor represents to, covenants with and warrants to Mortgagee that:

     1. PAYMENT OF INDEBTEDNESS AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Mortgagor shall pay the Indebtedness at the time and in the manner provided in the Note, this Mortgage and the other Loan Documents. All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

     2. WARRANTY OF TITLE. Mortgagor has good and marketable title to the Mortgaged Property; Mortgagor has the right to mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, lease, assign, hypothecate and grant a security interest in the Mortgaged Property; Mortgagor possesses an indefeasible fee estate in the Real Property; and Mortgagor owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except those
                                       4
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                                                               Loan No. 3212525

exceptions shown in the title insurance policy insuring the lien of this Mortgage (this Mortgage and the liens, encumbrances and charges shown as exceptions in such title policy, hereinafter collectively referred to as the "PERMITTED ENCUMBRANCES"). Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

     3. INSURANCE; CASUALTY.

     (a) Mortgagor, at its sole cost and expense, shall keep, or shall cause to be kept, the Mortgaged Property insured during the term of this Mortgage for the mutual benefit of Mortgagor and Mortgagee against loss or damage by any peril covered by a standard "all risk of physical loss" insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft in an amount (i) equal to at least one hundred percent (100%) of the then "full replacement cost" of the Improvements and Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Mortgagor a coinsurer under such policies. The policies of insurance carried in accordance with this PARAGRAPH 3 shall be paid annually in advance and shall contain the "Replacement Cost Endorsement", and shall have a deductible no greater than $10,000 unless so agreed by Mortgagee.

     (b) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall also obtain and maintain during the term of this Mortgage the following policies of insurance:

          (i) Flood insurance if any part of the Real Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages.

          (iii) Rental loss insurance in an amount equal to at least one hundred percent of the aggregate annual amount of all rents and additional rents payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), such rental loss insurance to cover rental losses for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such rental loss insurance shall be increased from time to time during the term of this Mortgage as and when new Leases and renewal Leases are entered into in accordance

                                                               Loan No. 3212525

     with the terms of this Mortgage, to reflect all increased rent and increased additional rent payable by all of the tenants under such renewal Leases and all rent and additional rent payable by all of the tenants under such new Leases.

          (iv) Insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

          (v) Such other insurance (including, without limitation, earthquake insurance) as may from time to time be reasonably required by Mortgagee in order to protect its interests or, in the event of a Secondary Market Transaction, as required by the Rating Agencies (as such terms are hereinafter defined).

     (c) All policies of insurance (the "POLICIES") required pursuant to this PARAGRAPH 3 (i) shall be issued by an insurer satisfactory to Mortgagee (and, in the event of a Secondary Market Transaction, to the Rating Agencies), (ii) shall contain the standard New York Mortgagee non-contribution clause naming Mortgagee as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Mortgage without cost to Mortgagee, (iv) shall be delivered to Mortgagee, (v) shall contain such provisions as Mortgagee deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Mortgagor, Mortgagee nor any other party shall be a co-insurer under such Policies and that Mortgagee shall receive at least thirty (30) days prior written notice of any modification or cancellation and (vi) shall be satisfactory in form and substance to Mortgagee (and, in the event of a Secondary Market Transaction, to the Rating Agencies) and shall be approved by Mortgagee (and, in the event of a Secondary Market Transaction, by the Rating Agencies) as to amounts, form, risk coverage, deductibles, loss payees and insureds. Not later than thirty (30) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee satisfactory evidence of the renewal of each of the Policies.

     (d) If the Improvements shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt notice thereof to Mortgagee and prior to the making of any repairs thereto. Following the occurrence of fire or other casualty, Mortgagor, regardless of whether insurance proceeds are payable under the Policies or, if paid, are made available to Mortgagor by Mortgagee, shall promptly proceed with the repair, alteration, restoration, replacement or rebuilding of the Improvements as near as possible to their value, utility, condition and character prior to such damage or destruction. Such repairs, alterations, restoration, replacement and rebuilding are herein collectively referred to as the "RESTORATION". The Restoration shall be performed in accordance with the following provisions:

          (i) Mortgagor shall procure, pay for and furnish to Mortgagee true copies of all required governmental permits, certificates and approvals with respect to the Restoration.

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                                                               Loan No. 3212525

          (ii) Mortgagor shall furnish Mortgagee, within thirty (30) days of the casualty, evidence reasonably satisfactory to Mortgagee of the cost to complete the Restoration.

          (iii) If the Restoration involves structural work or the estimated cost to complete the Restoration exceeds $600,000, the Restoration shall be conducted under the supervision of an architect (the "ARCHITECT") selected by Mortgagor and approved by Mortgagee (which approval shall not be unreasonably withheld), and no such Restoration shall be made except in accordance with detailed plans and specifications, detailed cost estimates and detailed work schedules approved by Mortgagee (which approval shall not be unreasonably withheld).

          (iv) If the estimated cost of the Restoration shall exceed $1,200,000 in the aggregate, at the request of Mortgagee, Mortgagor, before commencing any work, shall cause to be furnished to Mortgagee a surety bond or bonds, in form and substance reasonably satisfactory to Mortgagee, naming Mortgagor and Mortgagee as co-obligees, in an amount that is not less than the estimated cost of the Restoration, issued by a surety company or companies reasonably satisfactory to Mortgagee.

          (v) The Restoration shall be prosecuted to completion with all due diligence and in an expeditious and first class workmanlike manner and in compliance with all laws and other governmental requirements, all permits, certificates and approvals, all requirements or fire underwriters and all insurance policies then in force with respect to the Real Property.

          (vi) At all times when any work is in progress, Mortgagor shall maintain all insurance then required by law or customary with respect to such work, and, prior to the commencement of any work, shall furnish to Mortgagee duplicate originals or certificates of the policies therefor.

          (vii) Upon completion of the Restoration, Mortgagor shall obtain (A) any occupancy permit which may be required for the Improvements and (B) all other governmental permits, certificates and approvals and all permits, certificates and approvals of fire underwriters which are required for or with respect to the Restoration, and shall furnish true copies thereof to Mortgagee.

          (viii) An Event of Default (as hereinafter defined) shall be deemed to have occurred under this Mortgage if Mortgagor, after having commenced demolition or construction of any Improvements, shall abandon such demolition or the construction work or shall fail to complete such demolition and construction within a reasonable time after the commencement thereof.

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                                                               Loan No. 3212525

     (e) Mortgagor and Mortgagee shall jointly adjust and settle all insurance claims, PROVIDED, HOWEVER, if an Event of Default shall have occurred and be continuing, Mortgagee shall have the right to adjust and settle such claims without the prior consent of Mortgagor. In the event of any insured loss, the payment for such loss shall be made directly to Mortgagee. Mortgagee shall have the option in its sole discretion to apply any insurance proceeds payable under any of the Policies to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the Restoration. Notwithstanding the foregoing, provided (i) no Event of Default or event that with the passage of time or giving of notice or both would constitute a default has occurred hereunder, under the Note or under any of the other Loan Documents and remains uncured at the time of such application, (ii) the insurer does not deny liability to any named insured, (iii) each major and/or anchor tenant (as determined by Mortgagee) whose Lease permits termination thereof as a result of such insured loss, agrees in writing to continue its Lease, (iv) rental loss insurance is available and in force and effect to offset in full any abatement of rent to which any tenant may be entitled as a result of such damage, destruction or loss, (v) the remaining Improvements continue at all times to comply with all applicable building, zoning and other land use laws and regulations, (vi) in Mortgagee's judgment, the Restoration is practicable and can be completed within one (1) year after the damage, destruction or loss and at least one (1) year prior to the Maturity Date (as such term is defined in the Note) and (vii) rebuilding of the Improvements to substantially identical size, condition and use as existed prior to the casualty is permitted by all applicable laws and ordinances, then all of such proceeds shall be used for Restoration. Any application of insurance proceeds to the Indebtedness shall be to the unpaid installments of principal due under the Note in the inverse order of their maturity, such that the regular payments under the Note shall not be reduced or altered in any manner. In the event the above criteria are satisfied (including that no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default has occurred hereunder, under the Note or other Loan Documents) or Mortgagee otherwise elects to allow the use of such proceeds for the Restoration, such proceeds shall be disbursed in accordance with the following provisions:

               (i) Each request for an advance of insurance proceeds shall be made on seven (7) days' prior notice to Mortgagee and shall be accompanied by a certificate of the Architect, if one be required under PARAGRAPH 3(d)(III) above, otherwise by an executive officer or managing general partner or managing member of Mortgagor, stating (A) that all work completed to date has been performed in compliance with the approved plans and specifications and in accordance with all provisions of law, (B) the sum requested is properly required to reimburse Mortgagor for payments by Mortgagor to, or is properly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Restoration (giving a brief description of such services and materials), and that when added to all sums, if any, previously disbursed by Mortgagee, does not exceed the value of the work done to the date of such certificate and (C) that the amount of such proceeds remaining in the hands of Mortgagee will be sufficient on completion of the

                                                               Loan No. 3212525

          work to pay the same in full (giving, in such reasonable detail as Mortgagee may require, an estimate of the cost of such completion).

               (ii) Each request for an advance of insurance proceeds shall, to the extent permitted under applicable law, be accompanied by waivers of liens satisfactory to Mortgagee covering that part of the Restoration previously paid for, if any, and by a search prepared by a title company or by other evidence reasonably satisfactory to Mortgagee including without limitation a title endorsement satisfactory to Mortgagee if available in the state where the Real Property is located, that there has not been filed with respect to the Real Property any mechanic's lien or other lien or instrument and that there exist no encumbrances on or affecting the Real Property other than the Permitted Encumbrances or otherwise approved by Mortgagee. In addition to the foregoing, the request for the final advance shall be accompanied by (A) any final occupancy permit which may be required for the Improvements, (B) all other governmental permits, certificates and approvals and all other permits necessary for the occupancy and operation of the Real Property, (C) Tenant estoppels from tenants whose space was affected and (D) final lien waivers from all contractors, subcontractors and materialmen.

               (iii) No advance of insurance proceeds shall be made if there exists an Event of Default or event which with the passage of time or the giving of notice or both would constitute a default on the part of Mortgagor under this Mortgage, the Note or any other Loan Document.

               (iv) If the cost of the Restoration (as reasonably estimated by Mortgagee) at any time shall exceed the amount of the insurance proceeds available therefor, insurance proceeds shall not be advanced until Mortgagor, before commencing the Restoration or continuing the Restoration, as the case may be, shall deposit the full amount of the deficiency (or other assurances reasonably satisfactory to Mortgagee) with Mortgagee and the amount so deposited shall first be applied toward the cost of the Restoration before any portion of the insurance proceeds is disbursed for such purpose.

     Upon completion of the Restoration and payment in full therefor, or upon failure on the part of Mortgagor promptly to commence or diligently to continue the Restoration, or at any time upon request by Mortgagor, Mortgagee may apply the amount of any such proceeds then or thereafter in the hands of Mortgagee to the payment of the Indebtedness; PROVIDED, HOWEVER, that nothing herein contained shall prevent Mortgagee from applying at any time the whole or any part of such proceeds to the curing of any default that has not been cured within the applicable cure period under this Mortgage, the Note or any other Loan Document.

     (f) Insurance proceeds and any additional funds deposited by Mortgagor with Mortgagee shall constitute additional security for the Indebtedness. Mortgagor shall execute,

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                                                               Loan No. 3212525

deliver, file and/or record, at its expense, such documents and instruments as Mortgagee deems necessary or advisable to grant to Mortgagee a perfected, first priority security interest in the insurance proceeds and such additional funds. If the insurance proceeds are applied to Restoration, (i) the insurance proceeds shall be, at Mortgagee's election, disbursed in installments by Mortgagee or by a disbursing agent ("DEPOSITORY") selected by Mortgagee and whose fees and expenses shall be paid by Mortgagor in the manner provided in PARAGRAPH 3(e) above and (ii) Mortgagee shall be entitled to receive a fee in the amount of one percent (1%) of the insurance proceeds as compensation for administering the use of insurance proceeds, such fee to be in addition to fees paid the Depository.

     4. PAYMENT OF TAXES, ETC.

     (a) Mortgagor shall pay all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "TAXES") and all ground rents, maintenance charges, other governmental impositions, and other charges, including, without limitation, vault charges and license fees (collectively, "Other Charges") for the use of vaults, chutes and similar areas adjoining the Real Property, as same become due and payable. Mortgagor will deliver to Mortgagee, promptly upon Mortgagee's request, evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid and are not then delinquent. Mortgagor shall not suffer or permit any lien or charge (including, without limitation, any mechanic's lien) against all or any part of the Mortgaged Property and Mortgagor shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property. Mortgagor shall promptly pay for all utility services provided to the Mortgaged Property. In addition, Mortgagee may, at its option, retain the services of a firm to monitor the payment of Taxes, the cost of which shall be borne by Mortgagor.

     (b)Notwithstanding the provisions of subsection (a) of this PARAGRAPH 4, Mortgagor shall have the right to contest in good faith the amount or validity of any such Taxes, liens or Other Charges (including, without limitation, tax liens and mechanics' liens) referred to in subsection (a) above by appropriate legal proceedings and in accordance with all applicable law, after notice to, but without cost or expense to, Mortgagee, provided that (i) no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default hereunder, under the Note or other Loan Documents has occurred and is continuing, (ii) Mortgagor pays such Taxes, liens or Other Charges as same become due and payable, unless Mortgagor delivers evidence satisfactory to Mortgagee that, as a result of Mortgagor's contest, Mortgagor's obligation to pay such Taxes, liens or Other Charges has been deferred by the appropriate governmental authority, in which event, Mortgagor may defer such payment of such Taxes, liens or Other Charges until the date specified by such governmental authority, (iii) such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor, (iv) Mortgagee shall not thereby suffer any civil penalty, or be subjected to any criminal penalties or sanctions, (v) such contest shall be discontinued and such Taxes, liens or Other Charges promptly paid if at any time all or any part of the Mortgaged Property shall be in

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                                                               Loan No. 3212525

imminent danger of being foreclosed, sold, forfeited or otherwise lost or if the liens of this Mortgage or the priority thereof shall be in imminent danger of being impaired, (vi) Mortgagor shall have set aside adequate reserves (in Mortgagee's judgment) for the payment of such Taxes, liens or Other Charges, together with all interest and penalties thereon and (vii) Mortgagor shall have furnished such security as may be required in the proceeding or as may be requested by Mortgagee, to insure the payment of any such Taxes, liens or Other Charges, together with all interest and penalties thereon.

     5. ESCROW FUND.

     (a) TAX AND INSURANCE FUND. Mortgagor shall pay to Mortgagee on the first day of each calendar month an amount equal to (i) one-twelfth of an amount which would be sufficient to pay, at least thirty (30) days prior to the date the Taxes and Other Charges are due without the payment of any penalties or interest, the Taxes and Other Charges estimated by Mortgagee to be payable, during the next ensuing twelve (12) months and (ii) one-twelfth of an amount which would be sufficient to pay, at least thirty (30) days prior to their due date for the renewal of the coverage afforded by the Policies upon the expiration thereof, the insurance premiums for the Policies estimated by Mortgagee to be payable on such due date, (said amounts in (i) and (ii) above hereafter called the "Tax and Insurance Fund").

     (b) REPLACEMENT ESCROW FUND. Mortgagor shall enter into a Replacement Reserve Agreement which shall require Mortgagor to pay to Mortgagee on the first day of each calendar month one twelfth (1/12) of the amount reasonably estimated by Mortgagee to be due for the replacements and capital repairs required to be made to the Mortgaged Property during each calendar year (the "REPLACEMENT ESCROW FUND"). At least thirty (30) days prior to the end of each calendar year, Mortgagor shall deliver to Mortgagee for Mortgagee's review and approval, a capital expenditure budget (the "BUDGET") itemizing the replacements and capital repairs which are anticipated to be made to the Mortgaged Property during the next immediately succeeding calendar year. Mortgagee may, upon notice to Mortgagor, adjust the monthly amounts required to be deposited into the Replacement Escrow Fund to a monthly amount equal to one twelfth (1/12) of the total amount specified in each approved Budget. Mortgagee shall make disbursements from the Replacement Escrow Fund for items specified in each approved Budget or in the Replacement Reserve Agreement as set forth in such Agreement. Mortgagee may require an inspection of the Mortgaged Property prior to making a disbursement in order to verify completion of replacements and repairs. Mortgagee reserves the right to make any disbursement from the Replacement Escrow Fund directly to the party furnishing materials and/or services. Provided that (i) the Mortgagor named herein is the owner of the Mortgaged Property, (ii) there is no default by Mortgagor under the Loan Documents and (iii) the Mortgaged Property is being properly maintained by Mortgagor, then the monthly deposits to the Replacement Escrow Fund may be suspended so long as the balance of the Replacement Escrow Fund is equal to at least twenty-four times the monthly deposit required (the "CAP AMOUNT"), it being understood that if any disbursements under the Replacement Reserve Agreement shall cause said balance to be less than the Cap Amount, or

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

                                                               Loan No. 3212525

if such balance shall for any other reason be less than the Cap Amount, the monthly deposits shall resume until the balance of the Replacement Escrow Fund is again equal to the Cap Amount.

     (c) TENANT IMPROVEMENT AND LEASING COMMISSION ESCROW. Mortgagor shall enter into a Tenant Improvement and Leasing Commission Agreement which shall require Mortgagor to pay to Mortgagee on the first day of each calendar month deposits for additional collateral in the amount of $8,400.00 each for payment of costs and expenses incurred by Mortgagor in connection with the performance of work to refit and release space in the Improvements that may be vacated during the term of the Loan, and for payment of leasing commissions incurred by Mortgagor in connection with the releasing of space in the Improvements that may be vacated during the term of the Loan (the "TENANT IMPROVEMENT AND LEASING COMMISSION ESCROW FUND"), all according to the Tenant Improvement and Leasing Commission Agreement.

     The amounts in (a), (b) and (c) above shall hereinafter be collectively called the "ESCROW FUND". Mortgagor hereby pledges to Mortgagee any and all monies now or hereafter deposited as the Escrow Fund as additional security for the payment of the Indebtedness. Mortgagee may apply the Escrow Fund to payments of Taxes, Other Charges, insurance premiums and, as applicable, payments for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediations required to be made by Mortgagor pursuant to the terms hereof or pursuant to the terms of any other Loan Documents (even though subsequent owners of the Mortgaged Property may benefit thereby); PROVIDED, HOWEVER, if there is an Event of Default which is continuing, then Mortgagee may credit such Escrow Fund against the Indebtedness in such priority and proportions as Mortgagee in its discretion shall deem proper. If the Escrow Fund is not sufficient to fully pay for the Taxes, Other Charges and/or the insurance premiums or, as applicable, amounts for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediation when due, Mortgagor shall promptly pay to Mortgagee, upon demand, an amount which Mortgagee shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Mortgagee. No earnings or interest on the Escrow Fund shall be payable to Mortgagor, except as otherwise provided in a written agreement between Mortgagor and Mortgagee.

     6. CONDEMNATION. Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Following the occurrence of a condemnation, Mortgagor, regardless of whether an award is available, shall promptly proceed to restore, repair, replace or rebuild the Improvements to the extent practicable to be of at least equal value and of substantially the same character as prior to such condemnation, all to be effected in accordance with applicable law. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Note, in this Mortgage and the other

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

                                                               Loan No. 3212525

Loan Documents and the Indebtedness shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Indebtedness. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Mortgagee may apply any such award or payment (for purposes of this PARAGRAPH 6, the award or payment that may be made in any condemnation or eminent domain proceeding shall mean the entire award allocated to Mortgagor in any capacity) to the discharge of the Indebtedness whether or not then due and payable (such application to be without prepayment fee or premium, except that if an Event of Default, or an event with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to a prepayment premium computed in accordance with the Note). If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment or a portion thereof sufficient to pay the Indebtedness.

     7. LEASES AND RENTS.

     (a) Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents and all proceeds from the sale, cancellation, surrender or other disposition of the Leases, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments in form and substance satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this PARAGRAPH 7, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Mortgagee for use in the payment of such sums. The grant of the foregoing license is subject to the provisions of PARAGRAPH 1 of the separate Assignment of Leases and Rents of even date herewith granted by the Mortgagor as "Assignor" to the Mortgagee as "Assignee" with respect to the Mortgaged Property ("ASSIGNMENT OF LEASES AND RENTS"). Upon the occurrence of an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Mortgagee in its discretion shall deem proper. It is further the intent of Mortgagor and Mortgagee that the Rents hereby absolutely assigned are no longer, during the term of this Mortgage, property of

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

                                                               Loan No. 3212525

Mortgagor or property of any estate of Mortgagor as defined in Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Mortgagor. The term "Rents" as used herein shall mean the gross rents without deduction or offsets of any kind.

     (b) All Leases executed after the date of this Mortgage shall provide that they are subordinate to this Mortgage and that the lessee agrees to attorn to Mortgagee; PROVIDED, HOWEVER, that nothing herein shall affect Mortgagee's right to designate from time to time any one or more Leases as being superior to this Mortgage and Mortgagor shall execute and deliver to Mortgagee and shall cause to be executed and delivered to Mortgagee from each tenant under such Lease any instrument or agreement as Mortgagee may deem necessary to make such Lease superior to this Mortgage. Upon request, Mortgagor shall promptly furnish Mortgagee with executed copies of all Leases.

     (c) Mortgagor shall not, without the prior consent of Mortgagee, (i) lease all or any part of the Mortgaged Property, (ii) alter or change the terms of any Lease or cancel or terminate, abridge or otherwise modify the terms of any Lease, (iii) consent to any assignment of or subletting under any Lease not in accordance with its terms, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, (v) collect or accept prepayments of installments of Rents for a period of more than one (1) month in advance or (vi) further assign the whole or any part of the Leases or the Rents.

     (d) With respect to each Lease, Mortgagor shall (i) observe and perform each and every provision thereof on the lessor's part to be fulfilled or performed under each Lease and not do or permit to be done anything to impair the value of the Lease as security for the Loan, including surrender or voluntary termination of any Lease, (ii) promptly send to Mortgagee copies of all notices of default which Mortgagor shall send or receive thereunder, (iii) enforce all of the terms, covenants and conditions contained in such Lease upon the lessee's part to be performed, short of termination thereof, (iv) execute and deliver, at the request of Mortgagee, all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall, from time to time, require and (v) upon request, furnish Mortgagee with executed copies of all Leases. Upon the occurrence of any Event of Default under this Mortgage, Mortgagor shall pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or part of the Mortgaged Property as may be occupied by Mortgagor or any one Mortgagor and upon default in any such payment Mortgagor shall vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

     (e) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Mortgagor and, if cash, shall be deposited by Mortgagor at such commercial or savings bank or banks as may be reasonably satisfactory to Mortgagee. Any bond or other instrument which Mortgagor is permitted to hold in lieu of cash

                                                              Loan No. 3212525

security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Mortgagee, shall, if permitted pursuant to any legal requirements, name Mortgagee as payee or Mortgagee thereunder (or at Mortgagee's option, be fully assignable to Mortgagee) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Mortgagee. Mortgagor shall, upon request, provide Mortgagee with evidence reasonably satisfactory to Mortgagee of Mortgagor's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Mortgagor shall, upon Mortgagee's request, if permitted by any applicable legal requirements, turn over to Mortgagee the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Mortgaged Property, to be held by Mortgagee subject to the terms of the Leases.

     8. MAINTENANCE AND USE OF MORTGAGED PROPERTY. Mortgagor shall, at its sole cost and expense, keep and maintain the Mortgaged Property, including, without limitation, parking lots and recreational and landscaped portions thereof, if any, in the same condition which exists as of the date hereof, reasonable wear and tear excepted, but in any event, in good order and condition. The Improvements and the Equipment shall not be diminished, removed, demolished or materially altered (except for normal replacement of Equipment) and Mortgagor shall not erect any new buildings, structures or building additions on the Mortgaged Property without the prior consent of Mortgagee. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have the right at any time and from time to time after providing Mortgagee with written notice to make or cause to be made reasonable alterations of and additions to the Mortgaged Property or any part thereof, PROVIDED that any alteration or addition
(a) shall not change the general character of the Mortgaged Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Mortgaged Property, (b) is effected with due diligence, in a good and workmanlike manner and in compliance with all applicable laws and with all provisions of any insurance policy covering or applicable to the Mortgaged Property and all requirements of the issuers thereof, (c) is promptly and fully paid for, or caused to be paid for, by Mortgagor, (d) the estimated cost of such alteration or addition does not exceed $600,000, and (e) is made under the supervision of a qualified architect or engineer, (f) shall not violate the terms of any Leases, and (g) upon completion, Mortgagor shall provide Mortgagee with (i) a satisfactory final improvement survey if the footprint of the building has been altered, (ii), any final occupancy permit which may be required for the Improvements, (iii) all other governmental permits, certificates and approvals and all other permits, certificates and approvals of fire underwriters which are required with respect to the alterations and additions and the use and occupancy thereof, and shall furnish true copies thereof to Mortgagee, and (iv) final lien waivers from all contractors, subcontractors and materialmen. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, PROVIDED, HOWEVER, that nothing in the foregoing clause shall require Mortgagor to comply with any such law, order or ordinance so long as Mortgagor shall in good faith, after notice to, but without cost or expense to, Mortgagee, contest the validity of such law, order or ordinance by appropriate legal proceedings and in accordance with all applicable law, which proceedings must operate to prevent (a) the enforcement thereof, (b) the payment of any fine, charge

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

                                                              Loan No. 3212525

or penalty, (c) the sale or forfeiture of the Mortgaged Property or any part thereof, (d) the lien of this Mortgage and the priority thereof from being impaired, (e) the imposition of criminal liability on Mortgagee and (f) the imposition, unless stayed, of civil liability on Mortgagee; PROVIDED that during such contest Mortgagor shall, at the option of Mortgagee, provide cash, bonds or other security satisfactory to Mortgagee, indemnifying and protecting Mortgagee against any liability, loss or injury by reason of such non-compliance or contest, and PROVIDED FURTHER, that such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor. Mortgagor shall promptly, at its sole cost and expense, repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any casualty, or become damaged, worn or dilapidated. Mortgagor shall not commit any waste at the Mortgaged Property. Mortgagor shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express consent of Mortgagee. Mortgagor covenants and agrees that it shall operate, or cause to be operated, the Mortgaged Property at all times as a first-class office, warehouse, distribution and industrial building. Without limiting the foregoing, Mortgagor agrees that if any of the fixtures or personal property listed on EXHIBIT B are removed from the Improvements, then Mortgagor shall restore (or cause to be restored) any damage to the Mortgaged Property caused by or resulting from such removal.

     9. TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY.

     (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Indebtedness. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Indebtedness, Mortgagee can recover the Indebtedness by a sale of the Mortgaged Property. Mortgagor shall not, without the prior consent of Mortgagee, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

     (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this PARAGRAPH 9 shall be deemed to include (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments, (ii) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents, (iii) if Mortgagor, the guarantor of any Non-Recourse Carveout Obligations, or any general partner or managing member of Mortgagor or such guarantor is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly

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
                                                              Loan No. 3212525

controlling such corporation by operation of law or otherwise, except the stock of DM Management Company in the event such stock is traded on a public stock exchange or NASDAQ) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation's stock (other than the stock of DM Management Company in the event such stock is traded on a public stock exchange or NASDAQ) shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation (other than a change in control with respect to the stock of DM Management Company in the event such stock is traded on a public stock exchange or NASDAQ) and (iv) if Mortgagor, any said guarantor or any general partner or managing member of Mortgagor or any said guarantor is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member.

     (c) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Indebtedness immediately due and payable upon Mortgagor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property without Mortgagee's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property.

     (d) Mortgagee's consent to a sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property shall not be deemed to be a waiver of Mortgagee's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property made in contravention of this PARAGRAPH 9 shall be null and void and of no force and effect.

     (e) Mortgagor agrees to bear and shall pay or reimburse Mortgagee on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Mortgagee in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

     (f) Mortgagee's consent to the sale or transfer of the Mortgaged Property will not be unreasonably withheld after consideration of all relevant factors, PROVIDED that:

          (i) no Event of Default shall have occurred and remain uncured;

          (ii) the proposed transferee ("TRANSFEREE"), the guarantors of Non-Recourse Carveout Obligations (hereinafter defined) and the indemnitors of

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

                                                              Loan No. 3212525

     environmental liabilities shall be reputable entities or persons of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Mortgagee;

          (iii) the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Mortgaged Property, and Mortgagee shall be provided with reasonable evidence thereof (and Mortgagee reserves the right to approve the Transferee without approving the substitution of the property manager);

          (iv) that Mortgagee has received a written request for approval from the Mortgagor at least sixty (60) days prior to the proposed transfer (including a description of the proposed terms of the transfer), together with a diagram showing the legal structure of the Transferee, the proposed guarantor of Non-Recourse Carveout Obligations and the proposed indemnitor of environmental liabilities and all of the constituent entities of each, after the contemplated transfer, and a list of the names, types of interests and ownership percentages of all persons to have ownership interests in any of the foregoing or any constituent entity thereof, financial statements for all such entities and an administrative fee of $5,000, which shall be deemed fully earned on the date of receipt and shall be retained by Mortgagee regardless of whether or not the transfer occurs and whether or not approval is given;

          (v) Mortgagee and its counsel have received (aa) certification from Mortgagor and the Transferee that the proposed terms of the transfer described in its subparagraph 9(f)(iv) are the actual terms of the transfer, (bb) evidence of casualty insurance and other applicable insurance, (cc) all corporate, partnership or other entity documents and
     (dd) all other certificates, legal opinions, title materials and other documents which Mortgagee may reasonably require, all in form and substance reasonably satisfactory to Mortgagee, at least 30 days prior to the proposed transfer;

          (vi) Mortgagee shall be provided satisfactory evidence concerning the effect of any change in the real estate taxes to result from the sale and the effect of such change on the ability of the Security to generate a cash flow sufficient to pay the debt service on the Loan and to maintain a debt service coverage ratio satisfactory to Mortgagee;

          (vii) to the extent applicable, Mortgagee shall have received in writing evidence from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction together with such legal opinions as may be requested by the Rating Agencies. The term "RATING AGENCIES" as used herein shall mean each of Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff & Phelps

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                                                              Loan No. 3212525

     Credit Rating Co., Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency who shall then be rating the certificates or securities issued in connection with the Secondary Market Transaction;

          (viii) the Transferee and its constituent entities shall comply with all of the Single Purpose Entity/Separateness requirements set forth in Paragraph 19 hereof;

          (ix) the Transferee shall have executed and delivered to Mortgagee an assumption agreement in form and substance acceptable to Mortgagee, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, this Mortgage and the other Loan Documents, together with an executed guaranty of Non- Recourse Carveout Obligations under the Note from an approved guarantor and an executed separate environmental indemnity agreement from an approved indemnitor, both in form and substance acceptable to Mortgagee, and such legal opinions and title insurance endorsements as may be reasonably requested by Mortgagee; and

          (x) Mortgagee shall have received an assumption fee equal to one percent (1%) of the then unpaid principal balance of the Note (against which the administrative fee shall be credited) in addition to the payment of all costs and expenses incurred by Mortgagee in connection with such assumption (including reasonable attorney's fees and costs).

     In the event all of the foregoing conditions are satisfied and Mortgagee consents to the sale or transfer, Mortgagee agrees to release (aa) the transferor Mortgagor and the prior guarantors of Non- Recourse Carveout Obligations with respect to matters first arising solely after the transfer, and
(bb) the prior indemnitors of environmental liabilities with respect to a presence and/or release which first occurs solely after acquisition of title to the Mortgaged Property by Mortgagee upon a foreclosure or acceptance of a deed in lieu of foreclosure and surrender of possession and occupancy of the Mortgaged Property by the transferor Mortgagor, the prior guarantors and the prior indemnitors, their agents, affiliates, employees and independent contractors. The transferor Mortgagor, the prior guarantors and the prior indemnitors, respectively, shall have the burden of proving that the conditions in this PARAGRAPH 9 (including, without limitation, the time as to which matters described herein arose) were satisfied by clear and convincing evidence and shall continue to defend with counsel satisfactory to Mortgagee and shall indemnify and hold Mortgagee harmless for all matters set forth in PARAGRAPH 39 and in the Non-Recourse Carveout Obligations unless and until a court of competent jurisdiction finds that such transferor Mortgagor, prior guarantors or prior indemnitors, respectively, met such burden.

     10. ESTOPPEL CERTIFICATES.

          (a) Mortgagor, within ten (10) business days after request by Mortgagee, shall furnish Mortgagee from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal

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                                                              Loan No. 3212525

     amount of the Note, (iii) the rate of interest in the Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Indebtedness, if any, (vi) that the Note and this Mortgage have not been modified or if modified, giving particulars of such modification and (vii) such other information as shall be reasonably requested by Mortgagee.

          (b) Mortgagor, after request by Mortgagee, will obtain and furnish (within the time periods, if any, provided in the applicable Leases or if no time period is so specified, within ten (10) business days after request) Mortgagee from time to time with estoppel certificates from any tenants under then existing Leases, which certificates shall be in form and substance as required by such Leases, or if not required, then in form and substance reasonably satisfactory to Mortgagee.

     11. NO COOPERATIVE OR CONDOMINIUM. Mortgagor shall not operate the Mortgaged Property, or permit the Mortgaged Property to be operated as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control or management of the Mortgaged Property or any part thereof, as tenant stockholders or otherwise.

     12. CHANGES IN THE LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Indebtedness or any portion thereof from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the principal amount of the Note or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable.

     13. NO CREDITS ON ACCOUNT OF THE INDEBTEDNESS. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Indebtedness for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Indebtedness. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without premium.

     14. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

     15. RIGHT OF ENTRY. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at any time during reasonable business hours upon twenty-four (24) hour notice

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                                                              Loan No. 3212525

to Mortgagor, except in the case of an emergency, in which event Mortgagee and its agents may enter and inspect the Mortgaged Property at any time.

     16. BOOKS AND RECORDS.

         (a) Mortgagor will maintain full, accurate and complete books of accounts and other records reflecting the results of the operations of the Mortgaged Property as well as its other operations and will furnish, or cause to be furnished, to Mortgagee the following:

          (i) (A) within ninety (90) days after the end of each fiscal year, the Mortgagor will furnish to Mortgagee, a statement of Mortgagor's financial condition, including a balance sheet and profit and loss statement, and a statement of annual income and expenses satisfactory in form and substance to Mortgagee in connection with the operation of the Mortgaged Property, in detail satisfactory to Mortgagee, prepared by Mortgagor, and audited and certified by a certified public accountant who is a member of the American Institute of Certified Public Accountants; provided, that so long as there are no Events of Default in existence, if such statements audited and certified by such accountant are not available within such ninety (90) day period, then Mortgagor shall furnish such statements prepared and certified by Borrower within such ninety (90) day period, provided, further that in any event such statements audited and certified by such accountant shall be delivered no later than one hundred eighty (180) days after the end of such fiscal year, and, (B) in addition, within forty-five (45) days after the end of each fiscal quarter of Mortgagor, Mortgagor shall provide the above information except that it may be prepared and certified by the financial officer of Mortgagor who is responsible for the preparation of such annual financial statements.

          (ii) accompanying the submission of the certified statements of annual and quarterly income and expenses, shall be a certified current rent roll, which shall include among other things tenant names, lease commencement and expiration dates, square footage, annual rent, annual operating expense and real estate tax contributions and any and all other fees paid by tenants and security deposits currently held.

          (iii) accompanying the submission of the certified statements of annual and quarterly income and expenses shall be such additional financial information as Mortgagee shall reasonably require.

     (b) Mortgagee shall have the right, upon five (5) business days' prior notice to Mortgagor, to inspect and make copies of Mortgagor's books and records and income tax returns and notices.

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

                                                              Loan No. 3212525

         (c) In the event of a Secondary Market Transaction, Mortgagor shall furnish from time to time such information relating to Mortgagor and the Mortgaged Property as shall be requested by the Rating Agencies.

     17. PERFORMANCE OF OTHER AGREEMENTS. Mortgagor shall observe and perform each and every term to be observed or performed by such Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     18. REPRESENTATIONS AND COVENANTS CONCERNING LOAN. Mortgagor represents, warrants and covenants as follows:

         (a) The Note, this Mortgage and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Mortgage and the other Loan Documents, or the exercise of any right thereunder, render this Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

         (b) All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy of the Mortgaged Property, have been obtained and are in full force and effect. The Mortgaged Property is free of material damage and is in good repair, and there is no proceeding pending for the total or partial condemnation of, or affecting, the Mortgaged Property.

        (c) All of the Improvements which were included in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property, and no easements or other encumbrances upon the Land encroach upon any of the Improvements, so as to affect the value or marketability of the Mortgaged Property except those which are insured against by title insurance. All of the Improvements comply with all requirements of applicable zoning and subdivision laws and ordinances in all material respects.

       (d) The Mortgaged Property is not subject to any Leases other than the Leases described in the rent roll delivered to Mortgagee in connection with this Mortgage. No person has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. Except as otherwise disclosed in writing to Mortgagee, the current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. Except as otherwise disclosed in writing to Mortgagee, all presently existing Leases are subordinate to the Mortgage.

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

                                                              Loan No. 3212525

       (e) The Mortgaged Property and the Lease are in compliance with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Mortgaged Property.

       (f) There has not been and shall never be committed by Mortgagor or any other person in occupancy of or involved with the operation or use of the Mortgaged Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of Mortgagor's obligations under any of the Loan Documents. Mortgagor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

       (g) Mortgagor operates the Mortgaged Property and has not entered into any agreement (oral, written or otherwise) with any third party relating to the operation and management of the Mortgaged Property, and no third party is entitled to any management fee or has any interest in or right to receive any portion of the income derived from owning, operating or managing the Mortgaged Property. In the event Mortgagor desires to have a third party operate the Mortgaged Property it shall enter into a management agreement (the "MANAGEMENT AGREEMENT") with such party, provided that Mortgagee approves such party (the "MANAGER"), and Manager and Mortgagor shall execute an assignment and subordination of such Management Agreement in form satisfactory to Mortgagee, in its sole discretion, assigning and subordinating the Manager's interest in the Mortgaged Property and all fees and other right of the Manager pursuant to such Management Agreement to the rights of the Mortgagee. Such Management Agreement, if any, shall remain in full force and effect and there shall be no default, breach or violation existing thereunder by any party thereto and no event shall occur (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. Mortgagor shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Mortgaged Property with Manager or any other party without the express written consent of Mortgagee, which consent shall not be unreasonably withheld. If at any time Mortgagee consents to the appointment of a new manager, such new manager and Mortgagor shall, as a condition of Mortgagee's consent, execute a Manager's Consent and Subordination of Management Agreement in the form then used by Mortgagee.

     19. SINGLE PURPOSE ENTITY/SEPARATENESS. Mortgagor represents, warrants and covenants as follows:

       (a) The purpose for which the Mortgagor is organized shall be limited solely to (A) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Mortgaged Property, (B) entering into the Loan with the Mortgagee, (C) refinancing the Mortgaged Property in connection with a permitted repayment of the Loan, and (D)

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

                                                              Loan No. 3212525

transacting any and all lawful business for which a corporation may be organized under Delaware law that is incident, necessary and appropriate to accomplish the foregoing.

     (b) Mortgagor does not own and will not own any asset or property other than (i) the Mortgaged Property, and (ii) incidental personal property necessary for and used in connection with the ownership, operation or managing of the Mortgaged Property.

     (c) Mortgagor will not engage in any business other than the ownership, management and operation of the Mortgaged Property.

     (d) Except as otherwise disclosed on Exhibit C to the Borrower's Certificate delivered by Mortgagor to Mortgagee in connection herewith, Mortgagor will not enter into any contract or agreement with any affiliate of Mortgagor, any constituent party of Mortgagor, any owner of the Mortgagor, the Guarantors or any affiliate of any constituent party or Guarantor, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not affiliated with the Mortgagor or its owner(s) or constituent part(ies).

     (e) Mortgagor has not incurred and will not incur any indebtedness, other than (i) the Loan, (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances provided such debt is not evidenced by a note and is paid when due, and (iii) indebtedness incurred in the financing of equipment and other personal property used on the Mortgaged Property. No indebtedness other than the Loan may be secured (subordinate or PARI PASSU) by the Mortgaged Property.

     (f) Mortgagor has not made and will not make any loans or advances to any entity or person (including any affiliate or constituent party or owner of Mortgagor, any Guarantor or any affiliate of any constituent party or Guarantor), and shall not acquire obligations or securities of its affiliates or any constituent party .

     (g) Mortgagor is and will remain solvent and Mortgagor will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

     (h) Mortgagor has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Mortgagor will not, nor will Mortgagor permit any constituent party or owner of Mortgagor or any Guarantor to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Mortgagor or such constituent party or Guarantor without the written consent of Mortgagee (other than DM Management Company in the event its stock is traded on a public stock exchange or NASDAQ).

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


                                                              Loan No. 3212525

     (i) Mortgagor will maintain all of its books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party. Mortgagor's assets will not be listed as assets on the financial statement of any other entity. Mortgagor shall have its own separate financial statement, provided, however, that Mortgagor's assets may be included in a consolidated financial statement of its parent if such inclusion on the financial statements of its parent complies with the requirements of generally accepted accounting principles ("GAAP"), provided that such consolidated financial statement shall contain a footnote to the effect that Mortgagor's assets are owned by Mortgagor, and further provided that such assets shall be listed on Mortgagor's own separate balance sheet. Mortgagor will file separate tax returns, or if part of a consolidated, unitary or combined group, then it will be shown as a separate member of such group. Mortgagor shall maintain its books, records, resolutions and agreements as official records.

     (j) Mortgagor will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Mortgagor, any constituent party of Mortgagor, any Guarantor or any affiliate of any constituent party or Guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate telephone numbers, stationery, invoices and checks.

     (k) Mortgagor will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

     (l) Neither Mortgagor nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, or the sale of material assets of Mortgagor.

     (m) Mortgagor will not commingle the funds and other assets of Mortgagor with those of any affiliate, any constituent party or owner of Mortgagor, any Guarantor, or any affiliate of any constituent party or Guarantor, or any other person, and will not participate in a cash management system with any such party.

     (n) Mortgagor will not commingle its assets with those of any other person or entity and will hold all of its assets in its own name.

     (o) Mortgagor will not guarantee or become obligated for the debts of any other entity or person and does not and will not hold itself out as being responsible for the debts or obligations of any other person.

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

                                                              Loan No. 3212525

     (p) If Mortgagor is a limited partnership or a limited liability company, at least one general partner or member (an "SPC PARTY") shall be a corporation whose sole asset is its interest in Mortgagor, and each such SPC Party will at all times comply, and shall cause Mortgagor to comply, with each of the representations, warranties and covenants contained in this PARAGRAPH 19 as if such representation, warranty or covenant was made directly by such SPC Party.

     (q) Mortgagor shall allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate.

     (r) The stationery, invoices and checks utilized by Mortgagor or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being Mortgagor's agent.

     (s) Mortgagor shall not pledge its assets for the benefit of any other person or entity, and other than with respect to the Loan.

     (t) Mortgagor shall correct any known misunderstanding regarding its separate identity.

     (u) Mortgagor shall not identify itself as a division of any other person or entity.

     (v) Mortgagor shall at all times cause there to be at least one duly appointed member of the board of directors (an "INDEPENDENT DIRECTOR") of Mortgagor, in the case of a corporation, and each SPC Party in Mortgagor in the case of a limited partnership or limited liability company, in each case reasonably satisfactory to Mortgagee who is not at the time of initial appointment, and has not been at any time during the preceding five (5) years:
(a) stockholder, director, officer, employee, partner, attorney or counsel of the SPC Party, the Mortgagor or any affiliate of either of them; (b) a customer, supplier or other person who derives more than 10% of its purchases or revenues from its activities with the SPC Party, the Mortgagor or any affiliate of either of them; (c) a person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.

     (w) Mortgagor shall not cause or permit the board of directors of each SPC Party in Mortgagor to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the vote of each

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

                                                              Loan No. 3212525

     SPC Party in Mortgagor unless at the time of such action there shall be at least one member who is an Independent Director.

     Subject to the other terms and conditions of this Mortgage and the other Loan Documents, Mortgagor shall have the right to pay dividends and make payments in return of capital to Mortgagor's shareholders.


     20. EVENTS OF DEFAULT; REMEDIES. Each of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

          (a) if (i) any installment of interest or principal is not paid within five (5) days after the same is due, (ii) the entire Indebtedness is not paid on or before the Maturity Date (or if the Maturity Date has been accelerated, upon such acceleration), or (iii) any other payment or charge due under the Note, this Mortgage or any other Loan Documents is not paid when due;

          (b) if any Taxes payable directly to the billing authority by Mortgagor are not paid before interest becomes payable on the amount due or a penalty is assessed (provided that the foregoing provisions of this clause (b) shall be subject to the right to contest Taxes granted to Mortgagor in PARAGRAPH 4(b) of this Mortgage, but only for so long as the conditions in PARAGRAPH 4(b) of this Mortgage remain satisfied);

          (c) if the Policies are not kept in full force and effect and are not delivered to Mortgagee when required hereunder, or if the Policies are not delivered to Mortgagee within ten (10) days after request by Mortgagee;

          (d) if any of the provisions of PARAGRAPHS 7, 8(b), 9, 19 or 39 herein are violated or not complied with;

          (e) if any of the events described in PARAGRAPH 41 shall occur;

          (f) if at any time any representation or warranty of Mortgagor or any Guarantor made herein or in any guaranty, agreement, certificate, report, affidavit, owner's affidavit, financial statement or other instrument furnished to Mortgagee shall be false or misleading in any material respect;

          (g) if any mortgagee under a mortgage on the Mortgaged Property, whether superior or subordinate to this Mortgage (i) demands payment in full or otherwise accelerates any indebtedness of Mortgagor or (ii) otherwise commences the exercise of any remedy available to such party under any Loan Document;


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


                                                             Loan No. 3212525


          (h) if Mortgagor fails to cure promptly any violation of any law or ordinance affecting the Mortgaged Property (provided that the foregoing provisions of this clause (h) shall be subject to any right to contest such violation specifically granted to Mortgagor in PARAGRAPH 8 of this Mortgage);

          (i) if any Guaranty (as hereinafter defined) is terminated or any event or condition occurs which, in the reasonable judgment of Mortgagee, may materially impair the ability of any Guarantor to perform its obligations under any Guaranty or any Guarantor attempts to withdraw, cancel or disclaim any Guaranty;

          (j) if a default by Mortgagor under any of the other terms, covenants or conditions of the Note, this Mortgage or any other Loan Document shall occur and such default shall not have been cured within thirty (30) days after notice from Mortgagee, provided that if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor shall have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the default, provided, further, that the notice and grace period set forth in this subparagraph (j) shall not apply to any other Event of Default expressly set forth in this PARAGRAPH 20 or to any other Event of Default defined as such in any other Loan Document or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere; or

          (k) if any of the provisions of PARAGRAPHS 42(d) and/or PARAGRAPH 42(f) are violated or not complied with, and/or if any representation or warranty in PARAGRAPH 42(b) and/or 42(c) shall prove false or misleading in any material respect and/or if any of the events described in PARAGRAPH 42(e) shall occur.

     Upon the occurrence of any Event of Default, the Indebtedness shall immediately become due at the option of Mortgagee.

     Upon the occurrence of any Event of Default, Mortgagor shall pay interest on the entire unpaid principal balance of the Note, as defined in and provided for in the Note.

     Upon the occurrence of any Event of Default, Mortgagee may, to the extent permitted under applicable law, elect to treat the fixtures included in the Mortgaged Property either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Mortgaged Property made under the powers of sale herein granted and conferred, Mortgagee may, to the extent permitted by applicable law, include in such sale any fixtures included in the Mortgaged Property and relating to such real property.

     21. ADDITIONAL REMEDIES.

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                                                              Loan No. 3212525

          (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as it shall deem advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property or any part thereof or interest therein, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee (i) enter into or upon the Real Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat, (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable, (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property, (D) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof and (E) apply the receipts from the Mortgaged Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee and its counsel, agents and employees, or (ii) institute proceedings for the complete foreclosure of this Mortgage in which case the Mortgaged Property may be sold for cash or upon credit in one or more parcels, or (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Mortgage for the balance of the Indebtedness not then due, or (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all or any part of any estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of or estate in the Mortgaged Property, or (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or (vi) recover judgment on the Note or any Guaranty either before, during or after any proceedings for the enforcement of this Mortgage or (vii) pursue such other remedies as Mortgagee may have under applicable law.

          (b) The purchase money proceeds or avails of any sale made under or by virtue of this PARAGRAPH 21, together with any other sums which then may be held by Mortgagee under

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                                                              Loan No. 3212525

     this Mortgage, whether under the provisions of this PARAGRAPH 21 or otherwise, shall be applied as follows:

          FIRST: To the payment of the costs and expenses of any such sale, including reasonable compensation to Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest as provided herein on all advances made by Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

          SECOND: To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with any and all applicable interest, fees and late charges.

          THIRD: To the payment of any other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or of the Note or of the Guaranty.

          FOURTH: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

          Mortgagee and any receiver of the Mortgaged Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

          (c) Mortgagee may adjourn from time to time any sale by Mortgagee to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this PARAGRAPH 21, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this PARAGRAPH 21, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law

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                                                              Loan No. 3212525

     and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

          (e) In the event of any sale made under or by virtue of this PARAGRAPH 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note, this Mortgage, any Guaranty or any other Loan Document to the contrary notwithstanding, become due and payable.

          (f) Upon any sale made under or by virtue of this PARAGRAPH 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

          (g) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     22. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Without limiting the foregoing, Mortgagee may enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property, and the cost and expense thereof (including, without limitation, attorneys' fees and disbursements to the extent permitted by law), with interest as provided in this PARAGRAPH 22, shall be immediately due and payable to Mortgagee upon demand by Mortgagee therefor. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period from the date that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Mortgage. If the principal sum of the Note or any other amount required to be paid on the Maturity Date under the Note shall not be paid on the Maturity Date, interest shall thereafter be computed and paid at the Default Rate.

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                                                              Loan No. 3212525

     23. LATE PAYMENT CHARGE. If any monthly principal and interest payment is not paid in accordance with the Note, a late charge (the "LATE CHARGE") shall be due as provided for in the Note.

     24. PREPAYMENT. The Indebtedness may be prepaid only in accordance with the terms of the Note.

     25. PREPAYMENT AFTER EVENT OF DEFAULT. A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following an Event of Default or acceleration (which acceleration shall be at Mortgagee's sole option), including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, which payment shall include a premium equal to the Default Consideration, as determined in accordance with the terms of the Note.

     26. APPOINTMENT OF RECEIVER. Mortgagee, upon the occurrence of an Event of Default or in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property, shall be entitled to the appointment of a receiver without notice and without regard to the value or condition of the Mortgaged Property as security for the Indebtedness or the solvency or insolvency of any person liable for the payment of the Indebtedness.

     27. SECURITY AGREEMENT.

          (a) This Mortgage is both a real property Mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage grants to Mortgagee, as security for the Indebtedness, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (such portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this PARAGRAPH 27 the "COLLATERAL"). Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and further assurances as Mortgagee may, from time to time, reasonably request in order to create, perfect, and preserve the security interest(s) herein granted. This Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code and shall cover all items of the Collateral that are or are to become fixtures. Information concerning the security interest(s) herein granted may be obtained from Mortgagee upon request.

          If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request

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                                                              Loan No. 3212525

     or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees and disbursements, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such shall constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Indebtedness in such priority and proportions as Mortgagee in its discretion shall deem proper.

          Mortgagor shall notify Mortgagee of any change in name, identity or structure of Mortgagor and shall promptly execute, file and record, at its sole cost and expense, such Uniform Commercial Code forms as are necessary to maintain the priority of the lien of Mortgagee upon and security interest in the Collateral. In addition, Mortgagor shall promptly execute, file and record such additional Uniform Commercial Code forms or continuation statements as Mortgagee shall deem necessary and shall pay all expenses and fees in connection with the filing and recording thereof, provided that no such additional documents shall increase the obligations of Mortgagor under the Note, this Mortgage or the other Loan Documents. Mortgagor hereby grants to Mortgagee an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as secured party, in connection with the Collateral covered by this Mortgage.

          (b) That portion of the Mortgaged Property consisting of personal property and equipment, shall be owned by Mortgagor and shall not be the subject matter of any lease or other transaction whereby the ownership or any beneficial interest in any of such property is held by any person or entity other than Mortgagor nor shall Mortgagor create or suffer to be created any security interest covering any such property as it may from time to time be replaced, other than the security interest created herein.

     28. AUTHORITY.

          (a) Mortgagor has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign and grant a security interest in the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed.

          (b) Mortgagor represents and warrants to Mortgagee that Mortgagor is not a "foreign person" and covenants with Mortgagee that Mortgagor will not, throughout the term of the Note, become a "foreign person" within the meaning of Section 1445 and Section 7701 of the Internal Revenue Code of 1986, (26 USC Sections 1445, 7701) and the related Treasury Department regulations, including, without limitation, temporary regulations (hereinafter collectively the

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                                                              Loan No. 3212525

     "CODE"); that is, such Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code.

     29. ACTIONS AND PROCEEDINGS. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, shall decide should be brought to protect its interest(s) in the Mortgaged Property.

     30. FURTHER ACTS, ETC. Mortgagor will, at the sole cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, Mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver within five (5) business days after request of Mortgagee, and if Mortgagor fails to so deliver, hereby authorizes Mortgagee thereafter to execute in the name of Mortgagor without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel Mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this PARAGRAPH 30.

     31. RECORDING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Mortgage, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property, to be filed, registered or recorded and, thereafter, from time to time, each such other instrument of further assurance to be filed, registered or recorded, all in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest(s) of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the making, execution, delivery and/or recording of this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, execution, delivery and/or recording of this Mortgage, any Mortgage supplemental hereto,

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

                                                              Loan No. 3212525

any security instrument with respect to the Mortgaged Property or any instrument of further assurance.

     32. USURY LAWS. This Mortgage and the Note are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note shall be reduced by such amount in the inverse order of maturity.

     33. SOLE DISCRETION OF MORTGAGEE. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise specifically provided herein.

     34. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as the same become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

     35. MARSHALLING AND OTHER MATTERS. Mortgagor waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

     36. WAIVER OF NOTICE. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

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

                                                              Loan No. 3212525

     37. REMEDIES OF MORTGAGOR. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor's remedies shall be limited to injunctive relief or declaratory judgment.

     38. REPORTING REQUIREMENTS. At the request of Mortgagee, Mortgagor shall supply or cause to be supplied to Mortgagee either (a) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Mortgagor's attorney or other person responsible for the preparation of such form, together with a certificate from the person who prepared such form to the effect that such form has, to the best of such person's knowledge, been accurately prepared and that such person will timely file such form or (b) a certification from Mortgagor that the Loan is a refinancing of the Mortgaged Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Mortgagor hereby indemnifies, defends and holds Mortgagee harmless from and against all loss, cost, damage and expense (including without limitation, attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur, directly or indirectly, as a result of or in connection with the assertion against Mortgagee of any claim relating to the failure of Mortgagee to comply with this PARAGRAPH 38.

     39. HAZARDOUS MATERIALS.

          (a) Mortgagor represents and warrants that (i) the Mortgaged Property is now and at all times during Mortgagor's ownership thereof has been free of contamination from any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitative concentration, chemical, radioactive, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any asbestos (whether or not friable) and any asbestos-containing materials, waste oils, solvents and chlorinated oils, polychlorinated biphenyls (PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials or any hazardous or toxic wastes or substances which are included under or regulated by any federal, state or local law, rule or regulation (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) pertaining to environmental regulations, contamination, clean-up or disclosures, and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments ("HAZARDOUS MATERIALS"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
     section 9601 ET SEQ. ("CERCLA"); The Federal Resource Conservation and Recovery Act, 42 U.S.C. section 6901 ET SEQ. ("RCRA"); Superfund Amendments and Reauthorization Act of 1986, Public Law No. 99-499 ("SARA"); Toxic Substances Control Act, 15 U.S.C. section 2601 ET SEQ. ("TSCA"); the Hazardous Materials Transportation Act, 49 U.S.C. section 1801 ET SEQ.;

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

                                                              Loan No. 3212525

     and any other state superlien or environmental clean-up or disclosure statutes (all such laws, rules and regulations being referred to collectively as "ENVIRONMENTAL LAWS"), (ii) Mortgagor has not caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Hazardous Materials onto any property adjoining the Mortgaged Property and
     (iii) neither the Mortgagor nor any tenant or occupant of all or part of the Mortgaged Property is now or has been involved in operations at the Mortgaged Property which could lead to liability for Mortgagor or any other owner of the Mortgaged Property or the imposition of a lien on the Mortgaged Property under any Environmental Law.

          (b) At its sole cost and expense, Mortgagor shall comply with and shall cause all tenants and other occupants of the Mortgaged Property to comply with all Environmental Laws now in effect or hereafter enacted with respect to the discharge, generation, removal, transportation, storage and handling of Hazardous Materials. Mortgagor shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Materials (other than "Complying Hazardous Materials," as defined below) on or near the Mortgaged Property and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and/or if Mortgagor shall become aware of any condition on or near the Mortgaged Property which shall pose a threat to the health, safety or welfare of humans. Mortgagor shall promptly remove all contained Hazardous Materials (other than Complying Hazardous Materials) from the Mortgaged Property, and shall remediate all other Hazardous Materials present on the Mortgaged Property, such removal or remediation, as the case may be, to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Mortgagor shall pay immediately when due the cost of any removal or remediation of any Hazardous Materials and shall keep the Mortgaged Property free of any lien imposed pursuant to any Environmental Laws now in effect or hereinafter enacted. The term "COMPLYING HAZARDOUS MATERIALS" shall mean substances generally available and (a) used in the ordinary course of managing and operating the Mortgaged Property for their intended purpose to clean and maintain the Mortgaged Property, or (b) used by tenants at the Mortgaged Property in their ordinary course of business; provided that, in each case, the use, storage and disposal of all such substances shall be conducted in strict compliance with all applicable laws.

          (c) Mortgagor grants Mortgagee and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter the Mortgaged Property to conduct testing and to remove or remediate, as the case may be, any Hazardous Materials, and the costs of such testing and removal or remediation shall immediately become due to Mortgagee and shall be secured by this Mortgage. Promptly upon the request of Mortgagee, which may be made at any time during which an Event of Default is continuing, at any time Mortgagee has a reasonable basis to believe that Hazardous Materials may be present on the Mortgaged Property, or once every three (3) years, Mortgagor, at Mortgagor's expense, shall provide Mortgagee with an environmental site assessment or environmental audit report, or an update of such an assessment or report, all in scope, form and content satisfactory to Mortgagee. In addition, Mortgagee, at Mortgagee's expense, shall have the right of access to

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

                                                              Loan No. 3212525

     the Mortgaged Property at any time to obtain an environmental site assessment or audit report, including intensive testing. Mortgagor shall maintain the integrity of all storage tanks and drums on or under the Mortgaged Property during the term of the Loan in compliance with all Environmental Laws now in effect or hereinafter enacted. Mortgagor shall follow an operation and maintenance program with respect to all storage tanks and drums on or under the Mortgaged Property, which program has been approved in writing by Mortgagee.

          (d) Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless from and against all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur as a result of or in connection with the assertion against Mortgagee (whether as past or present holder of this Mortgage, as mortgagee in possession or as past or present owner of the Mortgaged Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure) of any claim relating to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or compliance with any Environmental Laws now in effect or hereinafter enacted. The obligations and liabilities of Mortgagor under this PARAGRAPH 39 shall survive full payment of the Loan, entry of a judgment of foreclosure or acceptance of a deed in lieu of foreclosure or any subsequent transfer to a third party. It is understood that the presence and/or release of substances referred to in this section hereof does not pertain to a presence and/or release which first occurs solely after (A) repayment of the Loan in full in accordance with the Loan Documents or (B) acquisition of title to the Property by Mortgagee upon a foreclosure or acceptance of a deed in lieu of foreclosure and surrender of possession and occupancy of the Property by Mortgagor, its agents, affiliates, employees and independent contractors. Mortgagor shall have the burden of proving that the conditions in subsection (d) were satisfied by clear and convincing evidence and shall continue to defend with counsel satisfactory to Mortgagee and shall indemnify and hold Mortgagee harmless for all matters set forth in this Paragraph 39, unless and until a court of competent jurisdiction finds that Mortgagor has met such burden.

          (e) Nothing contained herein shall constitute or be construed as a waiver of any statutory or judicial federal, state or local law which may provide rights or remedies to Mortgagee against Mortgagor or others in connection with any claim relating to the Mortgaged Property and pertaining to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or to the failure to comply with any Environmental Laws now or hereafter enacted.

          (f) Mortgagor, at its sole cost and expense, shall maintain a policy of environmental insurance with respect to the Mortgaged Property which shall be in form and substance, and with a carrier, satisfactory to Mortgagee, and which shall name Mortgagee as an additional insured.

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                                                              Loan No. 3212525

          (g) Notwithstanding anything to the contrary provided herein, Mortgagor shall be entitled to allow the storage and use of Complying Hazardous Materials at the Mortgaged Property.

     40. ASBESTOS. Mortgagor shall not install or permit to be installed in the Mortgaged Property, friable asbestos or any substance containing asbestos. With respect to any such material currently present in the Mortgaged Property, Mortgagor, at Mortgagor's expense, shall promptly comply with and shall cause all occupants of the Mortgaged Property to comply with all present and future applicable federal, state or local laws, rules, regulations or orders relating to asbestos, friable asbestos and asbestos containing materials. In the event any asbestos, friable asbestos or asbestos containing material is discovered at the Mortgaged Property, Mortgagor shall obtain a comprehensive asbestos report prepared by a licensed engineer or asbestos consultant acceptable to Mortgagee describing the form, extent, location and condition of such asbestos and recommending methods of removal or abatement. Mortgagor shall promptly comply at its sole cost and expense with the recommendations contained in such report, such compliance to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur as a result of or in connection with the assertion against Mortgagee (whether as past or present holder of the Mortgage, as mortgagee in possession, or as past or present owner of the Mortgaged Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure) of any claim relating to the presence or removal of any asbestos substance referred to in this PARAGRAPH 40, or compliance with any federal, state or local laws, rules, regulations or orders relating thereto. The obligations and liabilities of Mortgagor under this PARAGRAPH 40 shall survive full payment of the Loan, entry of a judgment of foreclosure or a deed in lieu of foreclosure.

     41. BANKRUPTCY OR INSOLVENCY. In the event that Mortgagor or any Guarantor or, if Mortgagor or any Guarantor is a general or limited partnership, any general partner of any such entity (a) admits in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due, (b) commences as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seeks or consents to the appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for it or the whole or any substantial part of its property, (c) has a receiver, conservator, trustee, custodian, manager, liquidator, or similar official appointed for it or the whole or any substantial part of its property, by any governmental authority with jurisdiction to do so, (d) makes a proposal or any assignment for the benefit of its creditors, or enters into an arrangement or composition or similar plan or scheme with or for the benefit of creditors generally occurring in circumstances in which such entity is unable to meet its obligations as they become due or (e) has filed against it any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law which (i) is consented to or not timely contested by such entity, (ii) results in the entry of an order for relief, appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for such entity or the whole or any substantial part of its property or (iii) is not dismissed within sixty (60) days, an Event of Default shall have occurred and as a result, the entire principal balance of the

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                                                              Loan No. 3212525

Note and all obligations under any Guaranty shall become immediately due and payable at the option of Mortgagee without notice to Mortgagor or any Guarantor and Mortgagee may exercise any remedies available to it hereunder, under any other Loan Document, at law or in equity.

     42. COMPLIANCE WITH ERISA AND STATE STATUTES ON GOVERNMENTAL PLANS.

          (a) Mortgagee represents and warrants to Mortgagor that, as of the date of this Mortgage and throughout the term of this Mortgage, the source of funds from which Mortgagee extends this Mortgage is its general account, which is subject to the claims of its general creditors under state law.

          (b) Mortgagor represents and warrants that, as of the date of this Mortgage and throughout the term of this Mortgage, (i) Mortgagor is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and (ii) the assets of such Mortgagor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3- 101.

          (c) Mortgagor represents and warrants to Mortgagee that, as of the date of this Mortgage and throughout the term of this Mortgage (i) Mortgagor is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Mortgagor or any Mortgagor are not subject to state statues regulating investments of and fiduciary obligations with respect to governmental plans.

          (d) Mortgagor covenants and agrees to deliver to Mortgagee such certifications or other evidence from time to time throughout the term of this Mortgage, as requested by Mortgagee in its sole discretion, that (i) Mortgagor is not an "employee benefit plan" or a "governmental plan", (ii) Mortgagor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) one or more of the following circumstances is true:

               (A)Equity interests in Mortgagor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);


               (B)Less than 25 percent of all equity interests in such Mortgagor are held by "benefit plan investors" within the meaning of 29 C.F.R.
          Section 2510.3-101(f)(2); or


               (C)Mortgagor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
          Section 2510.3-101(c) or (e).

          (e) Any of the following shall constitute an Event of Default under this Mortgage, entitling Mortgagee to exercise any and all remedies to which it may be entitled under this Mortgage, and any other Loan Documents
     (i) the failure of any representation or

                                                              Loan No. 3212525

     warranty made by any Mortgagor under this PARAGRAPH 42 to be true and correct in all respects, (ii) the failure of any Mortgagor to provide Mortgagee with the written certifications and evidence referred to in this PARAGRAPH 42 or (iii) the consummation by Mortgagor or any one Mortgagor of a transaction which would cause this Mortgage or any exercise of Mortgagee's rights under this Mortgage, or the other Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, or otherwise subjecting Mortgagee to liability for violation of ERISA or such state statute.

          (f) Mortgagor shall indemnify Mortgagee and defend and hold Mortgagee harmless from and against all civil penalties, excise taxes, or other loss, cost, damage and expense (including, without limitation, attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Mortgagee's sole discretion) that Mortgagee may incur, directly or indirectly, as a result of a default under this PARAGRAPH 42. This indemnity shall survive any termination, satisfaction or foreclosure of this Mortgage.

     43. ASSIGNMENTS. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

     44. COOPERATION. Mortgagor acknowledges that Mortgagee and its successors and assigns may (a) sell this Mortgage, the Note and other Loan Documents to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Mortgage, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "SECONDARY MARKET TRANSACTIONS"). Mortgagor shall cooperate in good faith with Mortgagee in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by the Rating Agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the Rating Agency and addressing such matters as the Rating Agency may require; PROVIDED, HOWEVER, that Mortgagor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note or (iv) any other material economic term of the Loan. Mortgagor shall provide such information and documents relating to Mortgagor, Guarantor, if any, the Mortgaged Property, the Lease and the Lessee as Mortgagee may reasonably request in connection with a Secondary Market Transaction. Mortgagee shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Mortgagor, the Guarantor, if any, the Mortgaged Property and the Lessee. Mortgagor acknowledges that certain information

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

                                                              Loan No. 3212525

regarding the Loan and the parties thereto and the Mortgaged Property may be included in a private placement memorandum, prospectus or other disclosure documents.

     45. INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS. Mortgagor hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Mortgagee, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys' fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee and arising from the Non-Recourse Carveout Obligations.

     This indemnity shall survive any foreclosure of this Mortgage, the taking of a deed in lieu thereof, or any other discharge of the obligations of the Mortgagor hereunder or a transfer of the Mortgaged Property, even if the indebtedness secured hereby is satisfied in full. Mortgagor agrees that the indemnification granted herein may be enforced by Mortgagee without resorting to or exhausting any other security or collateral or without first having recourse to the Note or the Mortgaged Property covered by this Mortgage through foreclosure proceedings or otherwise; provided, however, that, subject to PARAGRAPH 46 of this Mortgage, nothing herein contained shall prevent Mortgagee from suing on the Note or foreclosing this Mortgage or from exercising any other rights under the Loan Documents.

     46. EXCULPATION. Notwithstanding anything to the contrary contained herein, but subject to PARAGRAPH 45 hereof, any claim based on or in respect of any liability of Mortgagor under the Note or under this Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property and any other collateral now or hereafter given to secure the Loan and not against any other assets, properties or funds of Mortgagor; PROVIDED, HOWEVER, that the liability of Mortgagor for loss, costs or damage arising out of the matters described in subparagraphs (i) through (vi) below (collectively, "Non-Recourse Carveout Obligations") shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure the Loan but shall include all of the assets, properties and funds of Mortgagor: (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates, (iii) any misapplication of loan proceeds, rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees) insurance proceeds, condemnation awards, or other sums of a similar nature, (iv) liability under environmental covenants, conditions and indemnities contained in the Mortgage and in any separate environmental indemnity agreements, (v) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property and (vi) the failure of Mortgagor to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents. Nothing herein shall be deemed (w) to be a waiver of any right which Mortgagee may have under any bankruptcy law of the United States or the State of New Hampshire, including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code, to file a claim for the full amount of the indebtedness secured by this Mortgage or to require that all of the collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to

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

                                                              Loan No. 3212525

Mortgagee under the Note, this Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by this Mortgage; (y) to impair the right of Mortgagee as Mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty.

     47. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Mortgage, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

                TO MORTGAGEE:

                John Hancock Real Estate Finance, Inc.
                John Hancock Place, T-53
                200 Clarendon Street
                Boston, MA 02116
                Re: Loan No.  3212525

                and with a copy concurrently to:

                Hebb & Gitlin
                A Professional Corporation
                One State Street
                Hartford, CT  06103
                Attention: John B. D'Agostino, Esq.

                TO MORTGAGOR:

                Birch Pond Realty Corporation
                100 Birch Pond Drive
                Tilton, New Hampshire 03289

                and with a copy concurrently to:

                Foley, Hoag & Eliot, Esq.
                One Post Office Square
                Boston, Massachusetts 02109
                Attention: Deborah Breznay, Esq.

                                                              Loan No. 3212525

     Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent, or (iii) if delivered by certified mail, on the third day after the same is deposited with the United States Postal Service as provided above.

     48. NON-WAIVER. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) failure of Mortgagee to comply with any request of Mortgagor or any Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, any Guaranty or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Indebtedness or portion thereof or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, any Guaranty, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Indebtedness to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Indebtedness, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law.

     49. JOINT AND SEVERAL LIABILITY. If there is more than one party comprising Mortgagor, then the obligations and liabilities of each party under this Mortgage shall be joint and several.

     50. SEVERABILITY. If any term, covenant or condition of the Note, any Guaranty or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note, any Guaranty and this Mortgage shall be construed without such provision.

     51. DUPLICATE ORIGINALS. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

     52. INDEMNITY AND MORTGAGEE'S COSTS. Mortgagor agrees to pay all costs, including, without limitation, attorneys' fees and expenses, incurred by Mortgagee in enforcing the terms hereof and/or the terms of any of the other Loan Documents or the Note or any Guaranty, whether or not suit is filed and waives to the full extent permitted by law all right to plead any statute of limitations as a defense to any action hereunder. Mortgagor agrees to indemnify and hold Mortgagee harmless from any and all liability, loss, damage or expense (including, without limitation, attorneys' fees and disbursements) that Mortgagee may or might incur hereunder or in connection with the enforcement of any of its rights or remedies hereunder, any action taken by Mortgagee hereunder, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Mortgagee

                                                              Loan No. 3212525

arising out of the Mortgaged Property; and should Mortgagee incur any such liability, loss, damage or expense, the amount thereof with interest thereon at the Default Rate shall be payable by Mortgagor immediately without demand, shall be secured by this Mortgage, and shall be a part of the Indebtedness.

     53. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. The word "MORTGAGOR" shall mean Mortgagor and/or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein. The word "MORTGAGEE" shall mean Mortgagee or any subsequent holder of the Note. The word "GUARANTY" shall mean any Guaranty of Payment, Guaranty of Completion, Guaranty of Collection, Environmental Indemnity or any other Guaranty or Indemnity given at any time to or for the benefit of Mortgagee in connection with the Loan. The word "GUARANTOR" shall mean any person giving or making any Guaranty. The word "NOTE" shall mean the Note or any other evidence of indebtedness secured by this Mortgage. The words "LOAN DOCUMENTS" shall mean the Note, this Mortgage, the loan agreement, if any, between Mortgagor and Mortgagee, the security agreement, if any, between Mortgagor and Mortgagee, the assignment of leases and rents, if any, made by Mortgagor to Mortgagee, any escrow agreements between Mortgagor and Mortgagee, the assignment of contracts, if any, made by Mortgagor to Mortgagee, all Guaranties, if any, made to Mortgagee, any other Mortgage or deed of trust securing the Note and any other agreement, instrument, affidavit or document executed by Mortgagor, any Guarantor or any indemnitor and delivered to Mortgagee in connection with the Loan. The word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority or other entity. The words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     54. NO ORAL CHANGE. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or any one Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     55. NO FOREIGN PERSON. Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department Regulations, including temporary regulations.

     56. SEPARATE TAX LOT. Except as set forth in the Borrower's Certificate delivered to Mortgagee by Mortgagor herewith, the Mortgaged Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Mortgaged Property or any portion thereof. Mortgagor hereby covenants and agrees to use its best efforts to cause the Mortgaged Property to be a separate tax lot. In any event,

                                                              Loan No. 3212525

Mortgagor agrees to pay before delinquency any and all taxes assessed against any portion of the Mortgaged Property, including any taxes assessed against other property in the event such assessment includes any portion of the Mortgaged Property.

     57. RIGHT TO RELEASE ANY PORTION OF THE MORTGAGED PROPERTY. Mortgagee may release any portion of the Mortgaged Property for such consideration as Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a lien and security interest in the remaining portion of the Mortgaged Property.

     58. SUBROGATION. The Mortgagee shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the Loan secured by this Mortgage.

     59. ADMINISTRATIVE FEES. Mortgagee may charge reasonable administrative fees and be reimbursed for all costs and expenses, including reasonable attorneys' fees and disbursements, associated with reviewing and processing post-closing requests of Mortgagor.

     60. DISCLOSURE. Mortgagor represents and warrants that it has fully disclosed to Mortgagee all facts material to the Mortgaged Property, the Mortgagor, the Mortgagor's business operations to the extent material to this loan transaction, any guarantor of Non-Recourse Carveout Obligations and any indemnitor of environmental liabilities.

     61. HEADINGS, ETC.. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     62. ADDRESS OF REAL PROPERTY. The street address of the Real Property is as follows: 100 Birch Pond Drive, Tilton, Belknap County, New Hampshire.

     63. WIRE TRANSFER. All payments of principal and interest and other amounts due under this Mortgage shall be paid to Mortgagee by wire transfer of immediately available funds to such bank or place, or in such manner, as Mortgagee may from time to time designate.

     64. PUBLICITY. Mortgagor agrees that Mortgagee, at its expense, may publicize the financing of the Mortgaged Property in trade and similar publications.

     65. RELATIONSHIP. The relationship of Mortgagee to Mortgagor under this Mortgage is strictly and solely that of lender and borrower and nothing contained in this Mortgage or any other

                                                              Loan No. 3212525

Loan Document is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than that of lender and borrower.

     66. HOMESTEAD. The Mortgaged Property is not homestead property. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Land as against the collection of the Indebtedness, or any part hereof.

     67. NO THIRD PARTY BENEFICIARIES. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

     68. ENTIRE AGREEMENT. This Mortgage, the Note and the other Loan Documents constitute the entire agreement among Mortgagor and Mortgagee with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

     69. SERVICER. Mortgagee may from time to time appoint a servicer (the "SERVICER") to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Mortgagee and to act as agent of Mortgagee hereunder.

     70. GOVERNING LAW; CONSENT TO JURISDICTION. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH MORTGAGOR'S, ENDORSER'S OR GUARANTOR'S OBLIGATIONS HEREUNDER, UNDER THE NOTE, THE GUARANTY AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH MORTGAGOR, ENDORSER OR GUARANTOR. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE NOTE, ANY GUARANTY OR ANY OTHER LOAN DOCUMENT,
(A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS MORTGAGE, THE NOTE, THE GUARANTY AND/OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT

                                                              Loan No. 3212525

OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, MORTGAGOR, ENDORSER AND GUARANTOR AGREE THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH MORTGAGOR, ENDORSER OR GUARANTOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON SUCH MORTGAGOR, ENDORSER OR GUARANTOR AT 100 BIRCH POND DRIVE, TILTON, NEW HAMPSHIRE 03289.

     71. YEAR 2000. Mortgagor shall take all action necessary to ensure that all software, hardware, equipment, goods, and systems used by or material to the physical operations, business operations, or financial reporting of Mortgagor or of the equipment, the improvements, and all other components of the Mortgaged Property will not malfunction or cease to function or provide invalid or incorrect results and will continue to operate and perform date-sensitive functions before, during, and after the Year 2000, including with regard to the Year 2000 leap year.

     72. PARTIAL RELEASE. Subsequent to the Closing, Mortgagor may request that Mortgagee release from the lien of this Mortgage and the other Loan Documents the land shown as Lots 1 and 3 on a certain plan (the "SUBDIVISION PLAN") entitled "Subdivision, Plan of Land Prepared for DM Management Company, Route 132 (Sanborn Road) Tilton, NH, 2 Sheets" dated January 20, 1999, by Yerkes Surveying Consultants, Laconia NH, together with the improvements thereon (the "Release Parcel"). Mortgagee will release the Release Parcel, provided that:

          (a) no default has occurred under this Mortgage or the Loan Documents

          (b) the loan to value ratio with respect to the Mortgaged Property remaining after the release ("Remaining Security") is not greater than 75% and the debt service coverage ratio is not less than 1.40x, all as determined by Mortgagee in its sole discretion. ;

          (c) all documentation pertaining to the Remaining Security, including without limitation, the existing zoning, are satisfactory to Mortgagee;

          (d) the Release Parcel and the Remaining Security shall have been legally and validly subdivided in accordance with, and the Remaining Security shall be in compliance with, all applicable federal, state and local laws and regulations, including, without limitation, all laws and regulations pertaining to environmental, land use, zoning, minimum lot size, parking requirements, setback, frontage, site plan approval and access to a public way, and both parcels function legally and operationally independently in the reasonable judgment of Mortgagee, except as specifically approved by Mortgagee;

          (e) the Remaining Security and the Release Parcel shall each constitute separate tax and zoning lots and Mortgagor shall deliver to Mortgagee evidence in form and substance satisfactory to Mortgagee and its special counsel, including without limitation, an opinion of

                                                              Loan No. 3212525

     Mortgagor's counsel, that the Remaining Security constitutes a lawful parcel and has been separately assessed for real property tax purposes;

          (f) Mortgagor delivers to Mortgagee surveys of the Release Parcel and the Remaining Security, together with surveyors' certificates addressed to Mortgagee and the title insurance company insuring title to the Mortgaged Property, which surveys shall comply with all of Mortgagee's survey requirements, including without limitation showing the acreage, the metes and bounds, easements, setback lines, and proper legal description of both the Release Parcel and the Remaining Security, the dimensions and locations of the improvements, and show that the Remaining Security has all necessary utility lines, parking areas, sewer and septic lines and tanks, drain fields, access to a public way, and such other items as Mortgagee and its counsel shall request;

          (g) Mortgagor delivers to Mortgagee an endorsement to the title insurance policy covering the Mortgaged Property (1) updating such policy to the date of the recording of such release, (2) reflecting the new legal description of the Remaining Security, (3) certifying and insuring that this Mortgage remains and constitutes an enforceable first lien on the Remaining Security, subject to no other exceptions to title except the title exceptions contained in the title policy issued to Mortgagee at the time this Mortgage was first recorded, and (4) insuring that the Remaining Security continues to be in compliance with all state and local zoning, subdivision and parking laws and regulations;

          (h) Mortgagor delivers to Mortgagee a valid, binding and enforceable agreement signed by the Mortgagor with respect to the utility easement over Lot 3 appurtenant to the Remaining Security and the pipe drainage easement over the Remaining Security appurtenant to Lot 3, which are in form and substance satisfactory to Mortgagee, and in the event that the Release Parcel is the subject of an application for a zoning variance or other governmental permit of which Mortgagor receives notice and to which Mortgagor has standing to object, then Mortgagor will promptly notify Mortgagee of any such application and cooperate with Mortgagee in the event Mortgagee desires to oppose the granting of any such variance or other permit;

          (i) the release of the Release Parcel will not violate the terms of, or entitle an tenant to reduce the rent payable under, any lease on the Remaining Security;

          (j) Mortgagor shall have the Certificate of Occupancy (to the extent available under applicable laws, regulations and codes) for the Remaining Security duly amended to reflect the subdivision of the Release Parcel from the Remaining Security;

          (k) Mortgagor delivers notice to, and obtains consent of, any party requiring notice or consent to the release of the Release Parcel (including, without limitation, any tenant under any lease);

          (l) Mortgagor provides Mortgagee with (1) evidence satisfactory to Mortgagee and its special counsel that the release will not interfere with vehicular, pedestrian or rail access, utilities to or other items affecting the Remaining Parcel, (2) any easements for access, utilities

                                                              Loan No. 3212525

     or other items affecting the Release Parcel required by Mortgagee and its special counsel and satisfactory to them in form and substance, and (3) any joint use agreement deemed appropriate by Mortgagee and its special counsel, satisfactory in form and substance to them; it is understood that the agreement by Mortgagee to consent to or to subordinate its lien to any easements or use agreements with respect to the Remaining Security is predicated on receiving this information;

          (m) Mortgagee and its special counsel are satisfied with the size, boundaries and location of the Release Parcel, provided that all other conditions hereunder are met;

          (n) the Release Parcel has legal access satisfactory to Mortgagee and its special counsel;

          (o) no construction shall occur on the Release Parcel prior to the release thereof in accordance with the conditions set forth herein; and

          (p) Mortgagor shall pay all legal, administrative, title, recording an any other costs and expenses incurred in connection with the release of the Release Parcel including, without limitation, any such costs and expenses incurred by Mortgagee.

     73. SPECIAL STATE PROVISIONS.

          (a) INCONSISTENCY. In the event of any inconsistency between this Paragraph 73 and the other Paragraphs of this Mortgage, the terms and conditions of this Paragraph 73 shall control and be binding.

          (b) MORTGAGE COVENANTS. In addition, to and in no way abrogating or amending the granting language or any other term contained in this Mortgage, for consideration paid, and to timely secure the payment and performance of the Indebtedness, the Mortgagee hereby grants the Mortgaged Property to Mortgagee with Mortgage Covenants.

          (c) POWER OF SALE. In addition to any other rights and remedies of the Mortgagee set forth in this Mortgage, including, but not limited to, those set forth in Paragraph 21, this Mortgage is granted with, contains and is subject to the STATUTORY POWER OF SALE and Mortgagee shall have the ability and option to exercise the STATUTORY POWER OF SALE and, upon compliance with the requirements of the New Hampshire laws respecting a Power of Sale mortgage foreclosure of real estate, may sell the Mortgaged Property, or any part thereof at public auction at some place in the city or town where the Mortgaged Property is situated or at the principal office of the Mortgagee or any other location at Mortgagee's election, in one or more lots, at one or several sales, to the highest bidder, and Mortgagor hereby appoints Mortgagee, as Mortgagor's agent, and attorney-in-fact to sell and convey the Mortgaged Property so sold to the purchaser by indefeasible title, discharged of all rights of redemption by Mortgagor or its successors and assigns, or any other person claiming under them. It is agreed that Mortgagee, its successors and assigns, or any person on their behalf, may purchase at any sale or sales made as aforesaid.

                                                              Loan No. 3212525

          (d) STATUTORY CONDITIONS. This Mortgage is given upon and contains the Statutory Conditions and for any breach of said Statutory Conditions, Mortgagee shall have any and all remedies available to it pursuant to this Mortgage, including, but not limited to the STATUTORY POWER OF SALE.

          (e) ENTRY NOT A TRESPASS OR BREACH OF PEACE. If the Mortgagee shall enter upon the Mortgaged Premises pursuant to the exercise of any of its rights or remedies pursuant to this Mortgage or the Loan Documents, Mortgagee shall not be deemed to have committed a trespass or a breach of the peace.

          (f) ADDITIONAL ENVIRONMENTAL LAWS. The definition of Environmental Laws shall include New Hampshire RSA 125-A, 125-C, 125-I, 146-A, 146-C, 147-A, 147-B, 149-I and 149-M, as they may be amended.

          (g) ADDITIONAL WAIVER PROVISIONS. MORTGAGOR AND MORTGAGEE EACH, TO THE EXTENT PERMITTED BY LAW, WAIVE ANY RIGHT TO A JURY TRIAL OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN MORTGAGEE AND MORTGAGOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN MORTGAGOR AND MORTGAGEE IN CONNECTION WITH THE LOAN, THE NOTE, THE MORTGAGE OR THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY MORTGAGEE'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE, OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.



    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE(S) FOLLOW(S)]

                                                              Loan No. 3212525

     IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage as of the day and year first above written.

                                   BIRCH POND REALTY CORPORATION
Witnessed By:                      (doing business in the State of New Hampshire
                                    as BPRC)



                                                  By: /s/ Olga L. Conley
                                                    ---------------------------
Name:  /s/ Deborah B. Breznay                           Name: Olga L. Conley
    ---------------------------                   Its:  Treasurer



Name:  /s/ Deborah B. Breznay
    ---------------------------






COMMNWEALTH OF MASSACHUSETTS   )
                               )
COUNTY OF SUFFOLK              )

     The foregoing instrument was acknowledged before me this day of March, 1999, by , of Birch Pond Realty Corporation, a Delaware corporation (doing business in the State of New Hampshire as BPRC), on behalf of said corporation.

                                          /s/ Katherine Culkin
                                          -------------------------------------
                                          Notary Public:   Katherine Culkin
                                          My Commission Expires: 05/27/05

                                          [SEAL]

                                        EXHIBIT A

     That certain lot or tract of land, with the buildings and improvements thereon, located in Tilton, Belknap County, New Hampshire, and being bounded and described as follows:

     Beginning at the northeast corner of the described premises at land now or formerly of the State of New Hampshire and at a re-bar on the westerly sideline of Route 132, Sanborn Road:

     1. S 19 DEG. 20'44" E 45.87' by said Route 132 to a point; then

     2. By a curve to the right having a Delta of 17 DEG. 00'15", a radius of
        930.00 feet, an arc distance of 276.00 feet, and a chord bearing of S 10 DEG. 50'37" E and a chord distance of 274.99 feet by said Route to a re-bar; then

     3. S 02 DEG. 20'29" E 155.23' by said Route to a re-bar; then

     4. S 03 DEG. 47'32" W 86.83' by said Route to a rebar; then

     5. S 03 DEG. 05'40" W 523.55' by said Route to a rebar; then

     6. By a curve to the left having a Delta of 01 DEG. 40'53" and a radius of 11,489.16 feet, an arc distance of 337.18 feet, and a chord bearing of S 02 DEG. 15'13" W and a chord distance of 337.17 feet by said Route to a re-bar; then

     7. By a curve to the left having a Delta of 02 DEG. 59'59" and a radius of 11,492.87 feet, an arc distance of 601.71 feet, and a chord bearing of S 01 DEG. 03'20" W and a chord distance of 601.64 feet by said Route to a re-bar; then

     8. By a curve to the left having a Delta of 01 DEG. 52'45" and a radius of 11,501.15 feet, an arc distance of 377.22 feet, and a chord bearing of S 02 DEG. 31'31" W and a chord distance of 377.20 feet by said Route to a re-bar; then

     9. S 03 DEG. 27'54" E 248.12' by said Route to a point at now or formerly of Oliver; then

     10. S 89 DEG. 39'25" W 287.08' by said land of Oliver to a rebar; then

     11. S 08 DEG. 48'25" W 225.00' by said land of Oliver to a rebar; then

     12. S 08 DEG. 48'25" W, a distance of 20.00' to a point at land now or formerly of the State of New Hampshire; then

13.  N70 DEG. 50'37"W 54.78' by land of the State; then

14.  N 81 DEG. 42'19"W 58.01' by land of the State; then

15.  S 82 DEG. 53'59"W142.27' by land of the State; then

16.  S76 DEG. 57'22"W 157.00' by land of the State; then

17.  S 89 DEG. 46'48"W 67.18' by land of the State; then

18.  N65 DEG. 59'17"W 79.43' by land of the State; then

19.  N47 DEG. 43'27"W 87.84' by land of the State; then

20.  N27 DEG.29'46"W 83.28' by land of the State; then

21.  S73 DEG. 59'49"W 53.30' by land of the State; then

22.  N45 DEG. 19'18"W 43.24' by land of the State; then

23.  N26 DEG. 13'08" W16.85' by land of the State; then

24.  S83 DEG. 49'28"W 29.65' by land of the State; then

25.  N60 DEG. 40'11"W 56.97' by land of the State; then

26.  N38 DEG. 05'58"W 37.81' by land of the State; then

27.  N60 DEG. 17'32"W 38.15' by land of the State; then

28.  N31 DEG. 50'23"W 27.09' by land of the State; then

29.  N74 DEG. 42'14"W 22.80' by land of the State; then

30.  S74 DEG. 47'09" W 91.21' by land of the State; then

31.  N87 DEG. 39'11"W 149.12' by land of the State; then

32.  S72 DEG. 41'13"W 67.05' by land of the State; then

33.  N72 DEG. 57'33" W 454.56' by land of the State; then

34.  N29 DEG. 36'39"W 498.10' by land of the State: then

     35.  N29 DEG. 36'39"W 56.30' by land of the State; then

     36.  N16 DEG. 46'49"W 348.61' by land of the State to a concrete bound;
          then

     37.  N14 DEG. 31'44"E 885.88' by land of the State to a concrete bound;
          then

     38.  N58 DEG. 29'32"E 430.73' by land of the State to a re-bar; then

     39.  N05 DEG. 11'37"W 335.93' by land of the State to a re-bar; then

     40.  S76 DEG. 46'28"W 55.90' by land of the State to a concrete bound;
          then

     41. N85 DEG. 46'21"W 3.96' by land of the State to a point at land now or formerly of DM Management Company ("DM"); then

     42.  N66 DEG. 32'51"E 1044.50 feet by land of said DM, then

     43.  N85 DEG. 07'38"E 305.57' by land of said DM to a stone wall; then

     44. S25 DEG. 23'01"E 51.24' by land now or formerly of Miller and said wall to a re-bar at land of the State; then

     45. S66 DEG. 06'34"W 50.17' by land of the State and a stone wall to a drill hole in the wall; then

     46.  S21 DEG. 06'31"E 95.43' by land of the State; then

     47.  S18 DEG. 16'00"E 175.19' by land of the State to a re-bar; then

     48. N69 DEG. 11'55"E 499.88' by land of the State to the point of beginning.

     Meaning and intending to describe the land shown on a Plan entitled, "ALTA/ACSM LAND TITLE SURVEY, Plan of Land Prepared for DM Management Company, Route 132 (Sanborn Road), Tilton, NH," dated November 19, 1998, by Yerkes Surveying Consultants and recorded in the Belknap County Registry of Deeds on February 16, 1999, in Drawer L-31 #'s 61 and 62.

                                  EXHIBIT B

                       PERSONAL PROPERTY OWNED BY TENANT


Qty    Manufacturer, Description Model No./Serial No.            Location
---    ----------------------------------------------            --------
                                                                 12 Sandborn St
                                                                 Tilton, NH 03276
(1)     American Bater Model 6042HAT-930R
(36)    Coils of 10 gauge Baling Wire

        Above equipment distributed by: Aquest Corporation

(1)     M8010 Sweeper/Scrubber, Rider Model 8010 S/N: 8010-218)
        Machine as equipped:
        6010 Battery Sweeper Scrubber
        36388 Batt/Chg Pkg. Ext.Run. 1PH. 60HZ
        87419 Brush, Side Polypropylene
        363868 Brush, Main, Polypropylene
        363012 Maxpro 1200 Scrub Head
        30241 Brush, Non-scuff Poly f/MP1200
        30241 Brush, Non-scuff Poly f/MP1200
        08682-15 Det654 Heavy Duty, 15 Gal
        363019 Es-Extended Scrubbing
        48600 Wand. off Aisle Power
        363455 Light Pkg. Revolving, OHG
(1)     M5700 Scrubber, Walk Behind Model 5700 S/N:5700-11109
        Machine as equipped:
        5700 Scrubber, Walk Behind
        222342 Scrubhead, 7000, 28" Disk
        222803 Squeegee Assy. 700D/700C
        222358 Battery, 235AH Wet
        374014 Charger, 115V, 20A, 1PH, 60HZ
        222320 Brush, Polypropylene 700D
        222611 Power Wand, off-Aisle

        Above equipment distributed by: Tennant

(1)     CubiScan 100L S/N: QIL971879
(1)     Mobile Cart-A
(1)     Computer Shuttle Arm-S
(1)     PW800 Inverter/TC20 Charger/Cables
(1)     Portable Power System (PW800-TC20)

        Above equipment distributed by: Quantronix

(2)     Composee Turbo 2 Keyboard Wedge
(2)     Serial Input Cable
(2)     BM 3287 Terminal Cable Set
(2)     External Power Supply
(2)     SC QuickScan 600 Scanner w/cabling
(1)     Custom QBIT Interface

        Above equipment distributed by: Quantronix



Qty.     Manufacturer, Description, Model No./Serial No.                Location
----     -----------------------------------------------                --------
                                                                        12 Sandborn St.
                                                                        Tilton, NH 03276

(1)  1020-1021 01-00001 Boom Lift 30-45 ELEC N40 ELC S/N: 0300039334

(2)  1020-1001 01-00002 Personnel Lifts PERS LFT 25AMDC S/N: 0900012248

     Above equipment distributed by Action Equipment

(6)  Crown PTH50-27-48 Hand Pallet Jacks    S/N:  7-142882
                                                  7-142883
                                                  7-142884
                                                  7-142885
                                                  7-142886
                                                  7-142887

Above equipment distributed by Crown Trucks

(1)  T20497 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20497
(1)  T20498 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20498
(1)  T20499 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20499
(1)  T20500 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20500
(1)  T20501 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20501
(1)  T20502 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20502
(1)  T20503 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20503
(1)  T20504 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20504
(1)  T20505 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20505
(1)  T20506 EASI-Orderpicker Model OPC30TT S/N: EASI-98-AT20506
(1)  BN8691 Battery Model 18-E155W-11 S/N: AWG108691
(1)  BN8692 Battery Model 18-E155W-11 S/N: AWG108692
(1)  BN8693 Battery Model 18-E155W-11 S/N: AWG108693
(1)  BN8694 Battery Model 18-E155W-11 S/N: AWG108694
(1)  BN8695 Battery Model 18-E155W-11 S/N: AWG108695
(1)  BN8696 Battery Model 18-E155W-11 S/N: AWG108696
(1)  BN8697 Battery Model 18-E155W-11 S/N: AWG108697
(1)  BN8698 Battery Model 18-E155W-11 S/N: AWG108698
(1)  BN8699 Battery Model 18-E155W-11 S/N: AWG108699


                                Manufacturer, Description
           Qty.                    Model No./Serial No.                     Location
           ----                 -------------------------                   --------
                                                                        12 Sandborn St.
                                                                        Tilton, NH 03276

(1)  BN8700 Battery Model 18-EI55W-11 S/N: AWG108700
(1)  BN8701 Battery Model 18-EI55W-11 S/N: AWG108701
(1)  BN8702 Battery Model 18-EI55W-11 S/N: AWG108702
(1)  BN8703 Battery Model 18-EI55W-11 S/N: AWG108703
(1)  BN8704 Battery Model 18-EI55W-11 S/N: AWG108704
(1)  BN8705 Battery Model 18-EI55W-11 S/N: AWG108705
(1)  BN8706 Battery Model 18-EI55W-11 S/N: AWG108706
(1)  BN8707 Battery Model 18-EI55W-11 S/N: AWG108707
(1)  BN8708 Battery Model 18-EI55W-11 S/N: AWG108708
(1)  BN8709 Battery Model 18-EI55W-11 S/N: AWG108709
(1)  BN8710 Battery Model 18-EI55W-11 S/N: AWG108710
(1)  CN1941 Charger Model D3E-18-850B S/N: WF91941
(1)  CN2620 Charger Model D3E-18-850B S/N: WF92620
(1)  CN2621 Charger Model D3E-18-850B S/N: WF92621
(1)  CN2622 Charger Model D3E-18-850B S/N: WF92622
(1)  CN2623 Charger Model D3E-18-850B S/N: WF92623
(1)  CN2624 Charger Model D3E-18-850B S/N: WF92624
(1)  CN2625 Charger Model D3E-18-850B S/N: WF92625
(1)  CN2629 Charger Model D3E-18-850B S/N: WF92629
(1)  CN2633 Charger Model D3E-18-850B S/N: WF92633
(1)  CN2682 Charger Model D3E-18-850B S/N: WF92682
(1)  BN8687 Battery Model 18-EI40-17 S/N: AWG108687
(1)  BN8688 Battery Model 18-EI40-17 S/N: AWG108688
(1)  BN8689 Battery Model 18-EI40-17 S/N: AWG108689
(1)  BN8690 Battery Model 18-EI40-17 S/N: AWG108690
(1)  CN2771 Charger Model D3E-18-1200B S/N: WF92771
(1)  CN2772 Charger Model D3E-18-1200B S/N: WF92772
(1)  Stnlss Steel Drip Pa
(1)  UPC Charge, Batt Sys
(1)  HP Watering System
(1)  Wire Guide System
(1)  T10530 EASI Reach Forktruck Model EASIR45TT S/N: EZ-B-98-10530
(1)  T10536 EASI Reach Forktruck Model EASIR45TT S/N: EZ-B-98-10536



ABOVE EQUIPMENT DISTRIBUTED BY ROBERT ABEL & CO., INC.

                                   Manufacturer Description
                 Qty.              Model No./Serial No.                        Location
                 ----              ------------------------                    --------
                                                                       12 Sandborn St.
                                                                       Tilton, NH 03276

(1) 000063 Wildeck Mezzanine System
    (Phase I
(1) 000068 Wildeck Mezzanine System
    Phase II
(1) 000070 Wildeck Mezzanine System
    Phase III
(1) 000294 Vertical Reciprocating Convoy

ABOVE EQUIPMENT DISTRIBUTED BY WILDECK, INC.

PALLET/CASE/RAI/RACK
PHASE I
    Layout: 41 Bays 96"w x 48"d x 84"h with 4 beam levels
    Steel King Tulukar
    55 RTFAP048084 Uprights - 3" x 1 5/8" x 48"d x 84"h
    Capacity: 16,720# on 48" vertical centers
    328 SBRXL300096 Step Beams - 3"h x 96"l x 1,448#capacity 328 WIRE DECKS 46"w x 48"d x 2" x 4" x 4Ga. x 300#

PHASE II
    SELECTIVE PALLET RACK
Layout: 75 Bays 144"w x 42"d x 345"/407"h with 6 levels (floor +5 beam levels)
    8   RTFBW042407 End Uprights - 3" x 3" x 42"d x 407"h
        BASEPLATES 5' x 7' x 3/8" FOR Zone ZA
        Capacity: 30,560# per new 1998 RMI
    71  RTFBW042345 inL Uprights - 3" x 3' x 42"d, x 345"h
        BASEPLATES 5" x 7" x 3/8" for Zone 2A
        Capacity: 30,560# per new 1997 RMI
    750 SBRXP600144 Stop Beams - 6" x 144'1 x 6,780# Capacity
    375 BTWSG042 42" Beam Ties (required on all beams 120"+)
    316 ANCHORS 1/2" x 3 1/4"
    6   AISLE MARKERS 12" x 12" at all row ends
    48  RSR3G018 Row Spacers - 18"
    2   STEEL GUARD 102"lx18"h
        2#GR09 2 1/2" deep x 14"h x 11 Ga. x 102"L#C52
        4FPS3K024 Free Standing Column Protector at S. Rows

    RESERVE CARTON RACK
Layout: 225 Bays - 144 w x 60"d x 364"h with 11 beam levels
    30 RTFAP060417 End Uprights - 3" x 1 5/8" x 60"d x 417"h
    BASEPLATES 5" x 7" x 3/8" for Zone 2A
    Capacity: 16,730# per new 1998 RMI
    210RTFAP060384 Int. Uprights - 3" x 1 5/8" x 60"d x 384"h
    BASEPLATES x3/8 for Zone 2A
    Capacity: 16,730#per new 1996 RMI

                                 Manufacturer, Description,
            Qty.                    Model No./Serial No.                 Location
            ----                 --------------------------              --------
                                                                        12 Sandborn St.
                                                                        Tilton, NH 03276


     4950 SBRXP400144 Step Beams-4" x 144"l x 1,870# capacity
     960 ANCHORS 1/2" x 3 3/4"
     4,950 WIRE DECKS 70"w x 60"d x 2" x 4" & GA x 1,200# ea.
     30 AISLE MARKERS 12" x 12" at all row ends
     30 STEEL GUARO 60"Lx18"H
     60#SCL 4" x 4" x 3/4" Tube with 10" sq. x 5/8 Base
     30# GRO5 2 1/2" Deep x 14"h x 11 Ga. x 60"L

ACTIVE CARTON RACK (Convertible G.O.H. Rack)
--------------------------------------------
Layout 1079 Bays -- 96" W x 48"d x 84"h with 4 beam levels
     1,225 RTFAP048084 Uprights  -- 3" x 1 5/8" x 48"d x 84"h
     Capacity: 16,730# on 48" vertical centers
     8,632 SBRXL300096 Step Beams -- 3"h x 96l x 1,448# capacity
     2,450 ANCHORS 1/2" x 3 3/4"
     160 AISLE MARKERS 12" x 12" at all row ends
     4,904 WIRE DECKS 46"W X 48"d x 2" x 4" x 4Ga x 300#

ACTIVE CARTON FLOW RACK
---------------------------------------------
lAYOUT: 56 Bays -- 96" w x 120"d x 96"h with 4 shelf levels (6 runways/12 tracks + 5 guides per shelf)

     64 Frames verticle Frames -- 96"d x 96"h
     128 ANCHORS 1/2" x 3 3/4"
     168 SWAY BRACES 96"
     224 shelf frames 96" Wx120"d x 1,200# capacity
     1,344 RUNWAYS 2 pcs x 120" long
     1,120 GUIDES 120"L
     16 AISLE MARKERS 12" x  12" at all row ends

GARMENT ON HANGER RACKS (Convertible to Active Carton Rack)
Layout: 232 Runs -- 56"L x 4"D with 50% two high & 50% one high
     1,856 RTFAP048084 Uprights -- 3" x 1 5/8" x 48"d x 84"h
     Capacity: 16,730# on 48" vertical centers
     3,248 SRRXL300096 Step Beam 3"hx96"l x 1,448# capacity 3,712 ANCHORS 1/2" x 3 3/4"
     60 PIPE HOLDERS Adjustable Brackets -- 48"d
     40,194 LN.FT.Rails 1,315 x 14 ga. Zinc plated round tubing
     Note 50% of runs include 2 levels high

                                Manufacturer, Description
           Qty.                    Model No./Serial No.                     Location
           ----                 -------------------------                   --------
                                                                        12 Sandborn St.
                                                                        Tilton, NH 03276

     24,000 TEK SCREWS 1"
     3,016 INSERTS 20" splices
     1,392 CAPS Rubber End Caps
     5,600 CLIPS For attachments of rail to rack
     0 WIRE DECKS 3584 Supplied from Laconia Location
     464 AISLE MARKERS 12" x 12" at all row ends


ABOVE EQUIPMENT DISTIBUTED BY THE STEEL KING INDUSTRIES, INC.

(2 9491 SRIENPACKER TYPE S3960 S/N:
                                    --------------------

ABOVE EQUIPMENT DISTRIBUTED  BY SET POINT


QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                           LOCATION
---   ---------------------------------------------                            --------
      Seq.                     Conveyor    Type of                             12 Sandborn St.
       #      Series   Panel   Number      Conveyor                            Tilton, NH 03276
      ---     ------   -----   --------    --------

1     1       100      100-1   BPE100A     PBE-Powered Belt Extendable
------------------------------------------------------------------------------
1     2       100      100-1   BPE100B     PBE-Powered Belt Extendable
------------------------------------------------------------------------------
1     3       100      n/a     T100        Track for Powered Belt Extendables
------------------------------------------------------------------------------
1     4       100      n/a     GRC102A     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     5       100      n/a     GRC102B     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     6       100      n/a     GRC102C     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     7       100      n/a     GRC102D     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     8       100      n/a     GRC102E     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     9       100      n/a     GRC102F     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    10       100      n/a     GRC104A     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    11       100      n/a     GRC104B     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    12       100      n/a     GRC104C     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    13       100      n/a     GRC104D     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    14       100      n/a     GRC104E     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    15       100      n/a     GRC104F     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------

1    16       100      n/a     GR106A     RG1916-Roller Gravity
------------------------------------------------------------------------------
1    17       100      n/a     GR106B     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    18       100      n/a     GR106C     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    19       100      n/a     GR106D     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    20       100      n/a     GR106E     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    21       100      n/a     GR106F     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    22       100      n/a     GR106G     RG1916-Roller Gravity
------------------------------------------------------------------------------



QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                        LOCATION
           ---------------------------------------------                         --------
      Seq.    Series   Panel   Conveyor    Type of                               12 Sandborn St.
       #                       Number      Conveyor                              Tilton, NH 03276
      ---     ------   -----   --------    --------


1     23      100      100     LR124A      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     24      100      100     LR124B      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     25      100      100     LR124C      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     26      100      100     LR124D      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     27      100      100     LR124E      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     28      100      100     IB126A      BSE-Indexing Belt
------------------------------------------------------------------------------
1     29      100      100     IB126B      BSE-Indexing Belt
------------------------------------------------------------------------------
1     30      100      100     IB126C      BSE-Indexing Belt
------------------------------------------------------------------------------
1     31      100      100     IB126D      BSE-Indexing Belt
------------------------------------------------------------------------------
1     32      100      100     IB126E      BSE-Indexing Belt
------------------------------------------------------------------------------
1     33      100      100     LRM128A     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     34      100      100     LRM128B     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     35      100      100     LRM128C     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     36      100      100     LRM128D     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     37      100      100     LRM128E     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     38      100      100     PB132       BRC-Powered Belt
------------------------------------------------------------------------------
1     39      100      100     LRC134      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     40      100      100     PB1136      BIC-15 Degree Bell Incline
------------------------------------------------------------------------------
1     41      100      100     LRC138      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     42      100      100     LRA140      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     43      100      100     LRC142      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     44      100      100     LRA144      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     45      100      n/a     LRM146      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     46      100      100     LRA148      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     47      100      n/a     LRC150      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     48      100      100     LRC152      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     49      100      n/a     LRC154      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     50      100      100     LRA156      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------




QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
           ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                              12 Sandborn St.
       #                       Number      Conveyor                             Tilton, NH 03276
      ---     ------   -----   --------    --------


1     51      100      100     LR160       LRTC-Live Roller Transportation
----------------------------------------------------------------------------------
1     52      100      100     PB1162      BIC-15 Degree Belt Incline
----------------------------------------------------------------------------------
1     53      100      n/a     LRC164      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     54      100      100     LRA166      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
48    55      100      n/a     GA100       1.5" Angle Guard Rail (bulk)
----------------------------------------------------------------------------------
43    56      100      n/a     GCL100      5.75" Lapped Channel Guard Rail (bulk)
----------------------------------------------------------------------------------
1     57      200      200     BSB200A     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     58      200      200     BSB200B     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     59      200      200     BSB200C     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     60      200      200     BSB200D     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     61      200      200     LRS201A     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     62      200      200     LRS201B     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     63      200      200     LRS201C     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     64      200      200     LRS201D     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     65      200      200     LR202       LRTC-Live Roller Transportation
----------------------------------------------------------------------------------
1     66      200      n/a     LRC204      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     67      200      200     LR206       SP-Skewed Roller Section
----------------------------------------------------------------------------------
1     68      200      200     LRA208      LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     69      200      200     BSB210      BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     70      200      200     SOR212      BRE-Sort Belt
----------------------------------------------------------------------------------
1     71      200      200     SOR214      BRE-Sort Belt
----------------------------------------------------------------------------------
1     72      200      n/a     DIV220      LFS-Line Flow Spur
----------------------------------------------------------------------------------
1     73      200      n/a     DIV230      LFS-Line Flow Spur
----------------------------------------------------------------------------------
1     74      200      200     DIV260      LRSC-Live Roller Spur Curve
----------------------------------------------------------------------------------
1     75      200      200     PBD262      BDC-15 Degree Belt Decline
----------------------------------------------------------------------------------
1     76      200      n/a     GR264       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     77      200      n/a     DIV280      LFS-Line Flow Spur
----------------------------------------------------------------------------------
18    78      200      n/a     GCL200      5.75"-Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
1     79      300      n/a     DIV310      LFS-Line Flow Spur



QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                           LOCATION
---        ---------------------------------------------                            --------
      Seq.    Series   Panel   Conveyor    Type of                               12 Sandborn St.
       #                       Number      Conveyor                              Tilton, NH 03276
      ---     ------   -----   --------    --------

1     95      300      300-1   LRC332      LRC-Live Roller Curve
----------------------------------------------------------------------------
1     96      300      300-1   PBD333      BDC-15 Degree Belt Decline
----------------------------------------------------------------------------
1     97      300       n/a    LRC334A     LRC-Live Roller Curve
----------------------------------------------------------------------------
1     98      300      300-1   LR334B      LRTE-Live Roller Transportation
----------------------------------------------------------------------------
1     99      300       n/a    LRC334C     LRC-Live Roller Curve
----------------------------------------------------------------------------
1     100     300      300-1   LRA336      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------
1     101     300      300-1   BSB338      BMSE-Brake/Motor Belt
----------------------------------------------------------------------------
1     102     300      300-1   SOR340      BRE-Sort Belt
----------------------------------------------------------------------------
1     103     300      300-1   LRA342      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------
1     104     300      300-1   BSB344      BMSE-Brake/Motor Belt
----------------------------------------------------------------------------
1     105     300      300-1   BC346       PBC-Powered Belt Curve
----------------------------------------------------------------------------
1     106     300      300-2   SOR347      BRC-Sort Belt
----------------------------------------------------------------------------
1     107     300      300-2   SOR348      BRC-Sort Belt
----------------------------------------------------------------------------
1     108     300      300-2   LRA349      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------
1     109     300       n/a    DIV350A     LFS-Line Flow Spur
----------------------------------------------------------------------------
1     110     300       n/a    DIV350B     LFS-Line Flow Spur
----------------------------------------------------------------------------
1     111     300       n/a    DIV350C     LFS-Line Flow Spur
----------------------------------------------------------------------------
1     112     300       n/a    GRC351A     RGC160-Roller Gravity Curve
----------------------------------------------------------------------------
1     113     300       n/a    GRC351B     RGC160-Roller Gravity Curve
----------------------------------------------------------------------------
1     114     300       n/a    GRC351C     RGC160-Roller Gravity Curve
----------------------------------------------------------------------------
1     115     300       n/a    CH352A      CHT-Chute
----------------------------------------------------------------------------
1     116     300       n/a    CH352B      CHT-Chute
----------------------------------------------------------------------------
1     117     300       n/a    CH352C      CHT-Chute
----------------------------------------------------------------------------
1     118     300       n/a    CH352D      CHT-Chute
----------------------------------------------------------------------------
1     119     300       n/a    GR353A      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     120     300       n/a    GR353B      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     121     300       n/a    GR353C      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     122     300       n/a    GR353D      RG1916-Roller Gravity
------------------------------------------------------------------------------



QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                    LOCATION
---        ---------------------------------------------                     --------
      Seq.    Series   Panel   Conveyor    Type of                           12 Sandborn St.
       #                       Number      Conveyor                          Tilton, NH 03276
      ---     ------   -----   --------    --------

1     123     300      n/a     DIV355A     LFS-Line Flow Spur
-------------------------------------------------------------------------------
1     124     300      n/a     DIV355B     LFS-Line Flow Spur
-------------------------------------------------------------------------------
1     125     300      n/a     DIV355C     LFS-Line Flow Spur
-------------------------------------------------------------------------------
1     126     300      n/a     GRC356A     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     127     300      n/a     GRC356B     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     128     300      n/a     GRC356C     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     129     300      n/a     CH357A      CHT-Chute
-------------------------------------------------------------------------------
1     130     300      n/a     CH357B      CHT-Chute
-------------------------------------------------------------------------------
1     131     300      n/a     CH357C      CHT-Chute
-------------------------------------------------------------------------------
1     132     300      n/a     CH357D      CHT-Chute
-------------------------------------------------------------------------------
1     133     300      n/a     GR358A      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     134     300      n/a     GR358B      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     135     300      n/a     GR358C      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     136     300      n/a     GR358D      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     137     300      n/a     DIV360A     LFS-Lina Flow Spur
-------------------------------------------------------------------------------
1     138     300      n/a     DIV360B     LFS-Lina Flow Spur
-------------------------------------------------------------------------------
1     139     300      n/a     DIV360C     LFS-Lina Flow Spur
-------------------------------------------------------------------------------
1     140     300      n/a     GRC361A     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     141     300      n/a     GRC361B     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     142     300      n/a     GRC361C     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     143     300      n/a     CH362A      CHT-Chute
-------------------------------------------------------------------------------
1     144     300      n/a     CH362B      CHT-Chute
-------------------------------------------------------------------------------
1     145     300      n/a     CH362C      CHT-Chute
-------------------------------------------------------------------------------
1     146     300      n/a     CH362D      CHT-Chute
-------------------------------------------------------------------------------
1     147     300      n/a     GR363A      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     148     300      n/a     GR363B      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     149     300      n/a     GB363C      RG1916-Roller Gravity
-------------------------------------------------------------------------------




QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                           LOCATION
      ---------------------------------------------                            --------
      Seq.    Series   Panel   Conveyor    Type of                             12 Sandborn St.
       #                       Number      Conveyor                            Tilton, NH 03276

1     150     300      n/a     GR363D      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     151     300      n/a     DIV365A     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     152     300      n/a     DIV365B     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     153     300      n/a     DIV365C     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     154     300      n/a     GRC366A     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     155     300      n/a     GRC366B     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     156     300      n/a     GRC366C     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     157     300      n/a     CH367A      CHT-Chule
------------------------------------------------------------------------------
1     158     300      n/a     CH367B      CHT-Chule
------------------------------------------------------------------------------
1     159     300      n/a     CH367C      CHT-Chule
------------------------------------------------------------------------------
1     160     300      n/a     CH367D      CHT-Chule
------------------------------------------------------------------------------
1     161     300      n/a     GR368A      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     162     300      n/a     GR368B      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     163     300      n/a     GR368C      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     164     300      n/a     GR368D      RC1916-Roller Gravity
------------------------------------------------------------------------------
1     165     300      300-1   BC370       PBC-Powered Belt Curve
------------------------------------------------------------------------------
1     166     300      300-1   SOR377      BRC-Sort Belt
------------------------------------------------------------------------------
1     167     300      300-1   SOR378      BRC-Sort Belt
------------------------------------------------------------------------------
1     168     300      300-1   LRA379      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     169     300      300-1   LRC382      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     170     300      300-1   LR383       LRC-Live Roller Transportation
------------------------------------------------------------------------------
1     171     300      n/a     LRC384      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     172     300      300-1   LRA386      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     173     300      300-1   BSB388      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     174     300      300-1   SOR390      BRE-Sort Belt
------------------------------------------------------------------------------
1     175     300      300-1   LRA392      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     176     300      300-1   BSB394      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     177     300      300-1   BC396       PBC-Powered Belt Curve
------------------------------------------------------------------------------
1     178     300      300-2   SOR397      BRC-Sort Belt
------------------------------------------------------------------------------
1     179     300      300-2   SOR398      BRC-Sort Belt
------------------------------------------------------------------------------




QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     180     300      300-2   LRA399      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
90    181     300      n/a     GCL300      5.75" Lapped Channel Guard Rail (bulk)
----------------------------------------------------------------------------------
1     182     400      n/a     GR400       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     183     400      400     PB1401      BRE-12 Degree Booster Belt
--------------------------------------------------------------------------------
1     184     400      400     LRA402      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     185     400      n/a     GR403       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     186     400      400     PB1401      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     187     400      n/a     LRM405      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     188     400      400     LRA406      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     189     400      n/a     GR407       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     190     400      400     PB1408      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     191     400      n/a     LRM409      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     192     400      n/a     GR410       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     193     400      400     PB1411      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     194     400      n/a     LRM412      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     195     400      400     LRA413      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     196     400      n/a     GR414       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     197     400      400     PB1415      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     198     400      n/a     LRM416      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     199     400      n/a     GR417       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     200     400      400     PB1418      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     201     400      n/a     LRM419      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     202     400      400     PB1420      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     203     400      400     LRC421      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     204     400      400     PB1422      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     205     400      400     LRA423      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     206     400      n/a     LRC424      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     207     400      400     LRA425      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     208     400      n/a     GR450       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     209     400      400     PB1451      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                      LOCATION
      ---------------------------------------------                       --------
      Seq.    Series   Panel   Conveyor    Type of                        12 Sandborn St.
       #                       Number      Conveyor                       Tilton, NH 03276

1     210      400      400     LRA452      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     211      400      n/a     GR453       RG-1916-Roller Gravity
------------------------------------------------------------------------------
1     212      400      400     PB1454      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     213      400      n/a     LRM455      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     214      400      400     LRA456      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     215      400      n/a     GR457       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     216      400      400     PB1458      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     217      400      n/a     LRM459      LREWS-Live Roller Marge
------------------------------------------------------------------------------
1     218      400      n/a     GR460       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     219      400      400     PB1461      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     220      400      n/a     LRM462      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     221      400      400     LRM463      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     222      400      n/a     GR464       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     223      400      400     PB1465      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     224      400      n/a     LRM466      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     225      400      n/a     GR467       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     226      400      400     PB1468      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     227      400      n/a     LRM469      LREWS-LIve Roller Merge
------------------------------------------------------------------------------
1     228      400      400     LRC471      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     229      400      400     LRA473      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     230      400      n/a     LRC474      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     231      400      400     LRA475      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     232      400      n/a     GCL400      5.75"Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
1     233      500      200     DIV500      LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     234      500      200     PB1502      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     235      500      n/a     LRC504      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     236      500      200     LRA506      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     237      500      200     LRA508      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     238      500      n/a     LRC510      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     239      500      500     PBD512      BDC-15 Degree Belt Decline



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                      LOCATION
---   ---------------------------------------------                       --------
      Seq.    Series   Panel   Conveyor    Type of                        12 Sandborn St.
       #                       Number      Conveyor                       Tilton, NH 03276
      ---     ------   -----   --------    --------


1     240     500      500     LRA514      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     241     500      n/a     LRM516      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     242     500      n/a     LRC518      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     243     500      500     LRC520      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     244     500      500     LRA522      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     245     500      500     BSB524      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     246     500      500     SOR526      BRC-Sort Belt
------------------------------------------------------------------------------
1     247     500      500     SOR528      BRC-Sort Belt
------------------------------------------------------------------------------
1     248     500      500     SOR530      BRC-Sort Belt
------------------------------------------------------------------------------
1     249     500      500     BC532       PBC-Powered Belt Curve
------------------------------------------------------------------------------
1     250     500      500     SOR534      BRC-Sort Belt
------------------------------------------------------------------------------
1     251     500      500     SOR536      BRC-Sort Belt
------------------------------------------------------------------------------
1     252     500      500     SOR538      BRC-Sort Belt
------------------------------------------------------------------------------
1     253     500      500     LRA540      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     254     500      500     DIV545      LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     255     500      500     GRC546      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     256     500      n/a     GR547       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     257     500      n/a     DIV550A     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     258     500      n/a     DIV550B     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     259     500      n/a     DIV550C     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     260     500      n/a     DIV550D     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     261     500      n/a     DIV550E     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     262     500      n/a     DIV550F     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     263     500      n/a     DIV550G     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     264     500      n/a     DIV550H     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     265     500      n/a     DIV550J     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     266     500      n/a     DIV550K     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     267     500      n/a     DIV550L     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     268     500      n/a     DIV550M     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     269     500      n/a     DIV550N     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     270     500      n/a     DIV550P     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     271     500      n/a     DIV550Q     LFS-Line Flow Spur
------------------------------------------------------------------------------




QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
      ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------


1     301     500      n/a     GR552N      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     302     500      n/a     GR552P      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     303     500      n/a     GR552Q      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     304     500      n/a     GR552R      RG1916-Roller Gravity
------------------------------------------------------------------------------
36    305     500      n/a     GCL500      5.75" Lapped Channel Guard Rail
------------------------------------------------------------------------------
1     306     600      600     LR600A      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     307     600      600     LR600B      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     308     600      600     LR600C      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     309     600      600     LR600D      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     310     600      600     LR600E      LRTE-Live Roller Transportationt
------------------------------------------------------------------------------
1     311     600      600     LR600F      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     312     600      600     LR600G      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     313     600      600     LR600H      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     314     600      600     LR600J      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     315     600      600     LR600K      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     316     600      600     LR600L      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     317     600      600     LR600M      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     318     600      600     LR600N      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     319     600      600     LR600P      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     320     600      600     LR600Q      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     321     600      600     LR600R      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     322     600      600     LR600S      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     323     600      600     IB602A      BSE-Indexing Belt
------------------------------------------------------------------------------
1     324     600      600     IB602B      BSE-Indexing Belt
------------------------------------------------------------------------------
1     325     600      600     IB602C      BSE-Indexing Belt
------------------------------------------------------------------------------
1     326     600      600     IB602D      BSE-Indexing Belt
------------------------------------------------------------------------------
1     327     600      600     IB602E      BSE-Indexing Belt
------------------------------------------------------------------------------
1     328     600      600     IB602F      BSE-Indexing Belt
------------------------------------------------------------------------------
1     329     600      600     IB602G      BSE-Indexing Belt
------------------------------------------------------------------------------
1     330     600      600     IB602H      BSE-Indexing Belt
------------------------------------------------------------------------------



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     272     500      n/a     DIV550R    LFS-Line Flow Spur
------------------------------------------------------------------------------
1     273     500      n/a     GRC551A    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     274     500      n/a     GRC551B    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     275     500      n/a     GRC551C    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     276     500      n/a     GRC551D    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     277     500      n/a     GRC551E    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     278     500      n/a     GRC551F    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     279     500      n/a     GRC551G    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     280     500      n/a     GRC551H    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     281     500      n/a     GRC551J    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     282     500      n/a     GRC551K    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     283     500      n/a     GRC551L    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     284     500      n/a     GRC551M    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     285     500      n/a     GRC551N    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     286     500      n/a     GRC551P    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     287     500      n/a     GRC551Q    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     288     500      n/a     GRC551R    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     289     500      n/a     GR552A    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     290     500      n/a     GR552B    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     291     500      n/a     GR552C    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     292     500      n/a     GR552D    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     293     500      n/a     GR552E    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     294     500      n/a     GR552F    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     295     500      n/a     GR552G    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     296     500      n/a     GR552H    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     297     500      n/a     GR552J    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     298     500      n/a     GR552K    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     299     500      n/a     GR552L    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     300     500      n/a     GR552M    RG1916-Roller Gravity
------------------------------------------------------------------------------



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     331     600      600     IB602J      BSE-Indexing Belt
------------------------------------------------------------------------------
1     332     600      600     IB802K      BSE-Indexing Belt
------------------------------------------------------------------------------
1     333     600      600     IB602L      BSE-Indexing Belt
------------------------------------------------------------------------------
1     334     600      600     IB602M      BSE-Indexing Belt
------------------------------------------------------------------------------
1     335     600      600     IB602N      BSE-Indexing Belt
------------------------------------------------------------------------------
1     336     600      600     IB602P      BSE-Indexing Belt
------------------------------------------------------------------------------
1     337     600      600     IB602Q      BSE-Indexing Belt
------------------------------------------------------------------------------
1     338     600      600     IB602R      BSE-Indexing Belt
------------------------------------------------------------------------------
1     339     600      600     IB602S      BSE-Indexing Belt
------------------------------------------------------------------------------
1     340     600      600     LRM604A     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     341     600      600     LRM604B     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     342     600      600     LRM604C     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     343     600      600     LRM604D     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     344     600      600     LRM604E     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     345     600      600     LRM604F     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     346     600      600     LRM604G     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     347     600      600     LRM604H     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     348     600      600     LRM604J     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     349     600      600     LRM604K     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     350     600      600     LRM604L     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     351     600      600     LRM604M     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     352     600      600     LRM604N     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     353     600      600     LRM604P     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     354     600      600     LRM604Q     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     355     600      600     LRM604R     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     356     600      600     LRC606      LRSC-Live Roller Curve
------------------------------------------------------------------------------
1     357     600      600     PB610       BRC-Powered Belt
------------------------------------------------------------------------------
1     358     600      600     PB612       BRC-Powered Belt
------------------------------------------------------------------------------




QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     359     500      600     LRC614      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     360     500      600     LRC616      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     361     500      600     PB1618      BIC-15 Degree Incline Belt
------------------------------------------------------------------------------
1     362     500      600     LRA620      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     363     500      600     BSB622      BMSE-Brake/Motor Belt
------------------------------------------------------------------------------
1     364     600      600     PB630       BRC-Powered Belt
------------------------------------------------------------------------------
1     365     600      600     PB632       BRC-Powered Belt
------------------------------------------------------------------------------
1     366     600      600     LRC634      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     367     600      600     LRC636      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     368     600      600     PB1638      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     369     600      600     LRA640      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     370     600      600     BSB642      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     371     600      600     BM650       PBM-Powered Belt Merge
------------------------------------------------------------------------------
1     372     600      600     SOR652      BRC-Sort Belt
------------------------------------------------------------------------------
1     373     600      600     LRA854      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     374     600      600     DIV680      LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     375     600      600     PB1662      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     376     600      600     LRA664      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     377     600      n/a     DIV670      LFS-Line Flow Spur
------------------------------------------------------------------------------
1     378     600      n/a     LRC674      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     379     600      600     LRA676      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     380     600      n/a     CH678       CHT-Chute
------------------------------------------------------------------------------
1     381     600      n/a     GR680       RG1916-Roller Gravity
------------------------------------------------------------------------------
105   382     600      n/a     GA500       1.5" Angle Guard Rail (bulk)
------------------------------------------------------------------------------
43    383     600      n/a     GCL600      5.75" Lapped Channel Guard Rail
------------------------------------------------------------------------------
1     384     700      n/a     LRC724      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     385     700      700     LRA726      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     386     700      700     BSB728      BMSE-Brake/Motor Belt
------------------------------------------------------------------------------
1     387     700      700     BM730       PAM-Powered Belt Merge
------------------------------------------------------------------------------



Qty        Manufacturer, Description Model No./Serial No.                   Location
           ---------------------------------------------                    --------
      Seq.    Series   Panel   Conveyor    Type of                          12 Sandborn St.
       #                       Number      Conveyor                         Tilton, NH 03276

1     388      700      700     BC732       PBC-Powered Belt Curve
--------------------------------------------------------------------------------
1     389      700      700     SB734       SB-Scale Belt
--------------------------------------------------------------------------------
1     390      700      700     SOR736      BRC-Sort Belt
--------------------------------------------------------------------------------
1     391      700      700     SOR738      BRC-Sort Belt
--------------------------------------------------------------------------------
1     392      700      700     LRC740      LRC-Live Roller Curve
--------------------------------------------------------------------------------
1     393      700      n/a     LRC742      LRC-Live Roller Curve
--------------------------------------------------------------------------------
1     394      700      n/a     LRM744      LREWS-Live Roller Merge
--------------------------------------------------------------------------------
1     395      700      n/a     LRA746      LRZC-Zero Pressure Accumulation
--------------------------------------------------------------------------------
1     396      700      n/a     BSB748      BMSE-Brake/Meter Belt
--------------------------------------------------------------------------------
1     397      700      n/a     DIV750A     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     398      700      n/a     DIV750B     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     399      700      n/a     DIV750C     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     400      700      n/a     DIV750D     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     401      700      n/a     DIV750E     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     402      700      n/a     GRC751A     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     403      700      n/a     GRC751B     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     404      700      n/a     GRC751C     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     405      700      n/a     GRC751D     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     406      700      n/a     GRC751E     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     407      700      n/a     CH752A      CHT-Chute
--------------------------------------------------------------------------------
1     408      700      n/a     CH752B      CHT-Chute
--------------------------------------------------------------------------------
1     409      700      n/a     CH752C      CHT-Chute
--------------------------------------------------------------------------------
1     410      700      n/a     CH752D      CHT-Chute
--------------------------------------------------------------------------------
1     411      700      n/a     CH752E      CHT-Chute
--------------------------------------------------------------------------------
1     412      700      n/a     GR753A      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     413      700      n/a     GR753B      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     414      700      n/a     GR753C      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     415      700      n/a     GR753D      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     416      700      n/a     GR753E      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     417      700      n/a     DIV760      LFS-Line Flow Spur
----------------------------------------------------------------------------



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     418     700      n/a     GRC761      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     419     700      700     PB1762      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     420     700      n/a     GRC764      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     421     700      n/a     GR766       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     422     700      n/a     GRC768      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     423     700      n/a     CH770       CHT-Chule
------------------------------------------------------------------------------
1     424     700      n/a     GR772       RG1916-Roller Gravity
------------------------------------------------------------------------------
59    425     700      n/a     GCL700      5.75" Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
1     426     800      100     PB800A      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     427     800      100     PB800B      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     428     800      100     PB800C      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     429     800      100     PB800D      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     430     800      100     PB810       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     431     800      300-2   PB820       BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     432     800      n/a     CH821       CT-Chule
------------------------------------------------------------------------------
1     433     800      300-2   PB822       BSC-Trash Belt
------------------------------------------------------------------------------
1     434     800      300-2   PB824       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     435     800      300-2   PB830       BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     436     800      n/a     CH832       CHT-Chule
------------------------------------------------------------------------------
1     437     800      300-2   PB833       BSC-Trash Belt
------------------------------------------------------------------------------
1     438     800      300-2   PB834       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     439     800      400     PB840       BSC-Trash Belt
------------------------------------------------------------------------------
1     440     800      400     PB842       BSC-Trash Belt
------------------------------------------------------------------------------
1     441     800      800     PB844       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     442     800      800     PB850       BSC-Trash Belt
------------------------------------------------------------------------------
1     443     800      800     PB855       BSC-Trash Belt
------------------------------------------------------------------------------
1     444     800      800     CH857       CHT-Chule
------------------------------------------------------------------------------
1     445     800      800     PB860A      BSSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     446     800      800     PB860B      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     447     800      800     PB860C      BSE-Pitched Trash Belt
------------------------------------------------------------------------------



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                        LOCATION
---   ---------------------------------------------                         --------
      Seq.    Series   Panel   Conveyor    Type of                          12 Sandborn St.
       #                       Number      Conveyor                         Tilton, NH 03276
      ---     ------   -----   --------    --------


1     448     800      800     PB860D      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     449     800      800     PB860E      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     450     800      800     PB860F      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     451     800      800     PB860G      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     452     800      800     PB860H      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     453     800      800     PB860J      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     454     800      800     PB860K      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     455     800      800     PB860L      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     456     800      800     PB860M      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     457     800      800     PB860N      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     458     800      800     PB860P      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     459     800      800     PB860Q      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     460     800      800     PB860R      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     461     800      800     PB862       BSC-Trash Belt
------------------------------------------------------------------------------
1     462     800      800     PB864       BSC-Trash Belt
------------------------------------------------------------------------------
1     463     800      800     PB866       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     464     800      n/a     CH870A      CHT-Drop Chute
------------------------------------------------------------------------------
1     465     800      n/a     CH870B      CHT-Drop Chute
------------------------------------------------------------------------------
1     466     800      n/a     CH870C      CHT-Drop Chute
------------------------------------------------------------------------------
1     467     800      n/a     CH870D      CHT-Drop Chute
------------------------------------------------------------------------------
1     468     800      n/a     CH880A      CHT-Drop Chute
------------------------------------------------------------------------------
1     469     800      n/a     CH880B      CHT-Drop Chute
------------------------------------------------------------------------------
1     470     800      n/a     CH880C      CHT-Drop Chute
------------------------------------------------------------------------------



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     471     800      n/a     CH880D      CHT-Drop Chule
------------------------------------------------------------------------------
81    472     800      n/a     GA800       1.5" Angle Guard Rail (bulk)
------------------------------------------------------------------------------
118   473     800      n/a     GCL800      5.75" Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
52    474     800      n/a     GCL18-800   18" Channel Guard Rail (bulk)
------------------------------------------------------------------------------
      475     900      500                 Auto Bag Sorter
------------------------------------------------------------------------------
1     476     PL       n/a     PL01        Platform (Crossovers Only)
------------------------------------------------------------------------------
1     477     PL       n/a     PL02        Platform
------------------------------------------------------------------------------
1     478     PL       n/a     PL03        Platform
------------------------------------------------------------------------------
1     479     PL       n/a     PL04        Platform
------------------------------------------------------------------------------
1     480     PL       n/a     PL05        Platform
------------------------------------------------------------------------------


         Above equipment distributed by: Designed Conveyor Systems, Inc.